                                                                   EXHIBIT 10.22

                            MASTER EQUIPMENT LEASE
                            ----------------------

      This Master Equipment Lease Agreement ("Agreement") is entered into as of the 14th day of December, 1994, by and between General Electric Capital Computer Leasing Corporation ("Lessor") and Interplay Productions, Inc. ("Lessee").

                       Article 1. Leasing, Term and Rent

1.1 This Agreement states the general terms and conditions upon which Lessor from time to time will acquire and lease certain equipment, additions or upgrade ("Equipment") to Lessee. At the time Lessor and Lessee mutually agree to lease particular Equipment, each item of Equipment ("Item") shall be described on an Equipment schedule ("Schedule") in the form of Exhibit A, which Schedule shall incorporate this Agreement by reference. Each Schedule shall constitute a separate lease ("Lease"). If specific provisions of a Schedule are inconsistant with this Agreement, the Schedule shall control.

1.2 A Lease shall commence with respect to an Item on the date ("Lease Commencement Date") which (a) for Equipment installed by the vendor, supplier or manufacturer (any such vendor, supplier or manufacturer being herein called a "Vendor"), is the date the Equipment is accepted by Lessee, and (b) for all other Equipment (e.g., not requiring installation, or used), is five days after the Equipment is delivered to Lessee. Lessee shall notify Lessor of the Lease Commencement Date by promptly delivering to Lessor a Certificate of Acceptance in the form of Exhibit B. If the Lease Commencement Date is the first day of a month, the "Term Commencement Date" shall be the same date. If not, the Term Commencement Date shall be the first day of the month immediately following the Lease Commencement Date.

1.3 Prior to any Lease Commencement Date, Lessee agrees to provide to Lessor an executed Schedule and the documents identified on the Schedule. If Lessee shall fail timely and properly to deliver such documents to Lessor, Lessor shall have no obligations to lease the Equipment in respect of which such documents are requested. Lessor's obligation to lease Equipment to Lessee is further subject to (a) no "Default" (as defined in Section 6.1), or event which with the giving of notice, passage of time or both, would constitute a Default, occurring and continuing under this Agreement or any Lease, and (b) the Lease Commencement Date being prior to the "Cut-off Date" (as set forth in the applicable Schedule). In the event the conditions precedent stated in this Section 1.3 are not satisfied, and Lessor has delivered its purchase order for the Equipment to Vendor or entered into a purchase order assignment with Lessee, then Lessor shall be entitled to (x) assign (or re-assign, as applicable) the purchase order for the Equipment to Lessee without recourse or warranty, (y) collect from Lessee all sums theretofore paid by Lessor to Vendor, and (z) collect from Lessee any out-of-pocket expenses incurred in connection with the Equipment or purchase order.

1.4 The "Term" of the Lease shall consist of the "Interim Period" (the period of time from and including the Lease Commencement Date to the Term Commencement
Date), if any, plus the number of full months specified in the Schedule as the "Initial Term." Thereafter, if no Default, or event which with the giving of notice, passage of time or both, would constitute a Default, has occurred an is continuing under a Lease, the Term shall be automatically extended for successive one-month "Renewal Terms" unless the Lease is terminated by either party by giving notice of termination to the other party. Such termination shall be effective on a date not earlier than ninety days after said notice, and in no event prior to expiration of the Term. The last day of the Term (i.e, Initial Term or Renewal Term, as applicable) shall be the "Termination Date".

1.5 Lessee shall pay to Lessor as rent ("Rent") for the Equipment, "Interim Rent" equal to one-thirtieth of the "Basic Rent" specified in the Schedule for each day of the Interim Period, plus the Basic Rent for each full month of the Term. All Rent payments shall be due for such periods and at such times as indicated on the applicable Schedule. Lessee shall pay to Lessor the fair market rental value of the

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Equipment or one-twentieth of the Basic Rent, whichever is higher, for each day beginning with the day after the Termination Date up to and including the date the Equipment is returned to Lessor in accordance with Section 2.8.

                    Article II. Use of Equipment by Lessee

2.1 Lessee shall be responsible for the preparation of a suitable site for the Equipment on or before its scheduled delivery date and for the installation of the Equipment. Equipment which requires installation shall be installed by the Equipment manufacturer or its designated representative. All installation charges shall be borne by the Lessee.

2.2 Lease shall at its expense comply with and conform to all federal, state and local laws, ordinances, rules and regulations relating to the possession, use, maintenance or modification of the Equipment. Lessee shall not take any action which would impair or violate Vendor's patent rights or copyrights in and to the Equipment, or any software license for the Equipment. On reasonable prior notice to Lessee, Lessor and Lessor's agents shall have the right, during Lessee's business hours, to enter the premises where the Equipment is located for the purpose of inspecting the Equipment and observing its use.

2.3 Lessee shall at its expense affix and maintain in a prominent position on each Item any plates, tags or identifying labels provided by Lessor to indicate its ownership of the Equipment.

2.4 Lessee may at its expense relocate the Equipment with the prior written consent of Lessor, which consent shall not be unreasonably withheld. In no event shall Lessee relocate the Equipment outside the continental United States.

2.5 Lessor hereby assigns to Lessee for the Term all warranties made with regard to the Equipment by Vendor. With respect to warranties which are not assignable, Lessor agrees to take such reasonable actions at Lessee's request and expense as are necessary to enforce such warranties for Lessee's benefit.

2.6 It is the intention of Lessor and Lessee that the Equipment shall at all times be and remain personal property and shall not become a fixture upon or a part of any real property where the Equipment is located, Lessee shall not affix the Equipment to the real property. Lessee shall obtain and provide to Lessor, upon request, waivers from each real property landlord, mortgagee or lienholder for the site at which the Equipment is located, waiving any interest that it may have in the Equipment arising from its interest in the real property.

2.7 Lessee shall at its expense and all times during the Term operate and maintain the Equipment in good operating order, repair, conditions and appearances, normal wear and tear excepted, and in accordances with Vendor's specifications and recommendations. Lessee covenants that it will, at its expense, enter into, maintain and enforce for the Term a maintenance agreement with a maintenance organization acceptable to Lessor, covering at lease prime shift maintenance of the Equipment.

2.8 On or before the Termination Date, Lessee shall pack the Equipment in accordance with Vendor's guidelines and in Vendor's standard packaging materials, load the Equipment on board such carrier as Lessor shall specify, and deliver the same to Lessor at any destination within the continental United States designated by Lessor. Any dismantling, packaging, transportation charges and transportation insurance costs shall be borne by Lessee. The Equipment returned to Lessor shall, at the time it is removed from Lessee's premises, be in the same condition and working order as when delivered to Lessee, reasonable wear and tear excepted, and certified for manufacturer's maintenance by its manufacturer.

                             Article III. Upgrades

3.1 Lessee may from time to time install alterations, additions and upgrades to the Equipment (collectively "Upgrades") if they are readily removable, will not impair the originally intended function or purpose of the Equipment, are owned by Lessee or leased from Lessor, and do not subject the Equipment to any lien or security interest in favor of any other party. Upgrades which are owned by Lessee shall, upon Lessor's request, be removed from the Equipment prior to return of the Equipment pursuant to Section 2.8. Lessee at its own expense shall repair any damage caused by such removal and return the Equipment to its original state, normal wear and tear accepted. Any Upgrade which is not removed prior to return of the Equipment to Lessor shall become the property of Lessor upon return of the Equipment, and Lessee shall have no further right, title or interest in the Upgrade or in the proceeds thereof.

3.2 Lessee shall not, without the prior written consent of Lessor, affix or install any Upgrade on the Equipment if it is not readily removable. If Lessor consents to a non-removable Upgrade, it shall be affixed or installed in accordance with applicable law, shall become the property of Lessor upon affixation or installation, and shall be considered an Item.

                           Article IV. Risk of Loss

4.1 From the date Equipment is delivered to Lessee until it is returned to Lessor, Lessee shall bear all risk of loss, damage, theft, destruction, wearing out and condemnation to or of the Equipment from any and every cause whatsoever.

4.2 Lessee shall at its expense maintain all-risk, public liability, theft and property damage insurance on the Equipment in amounts as stated in the Schedule. Additionally, if Lessee shall relocate the Equipment in accordance with Section 2.4, Lessee shall maintain in-transit insurance on the Equipment. All policies for such insurance shall include Lessor as an additional insured, as its interest may appear, and shall name Lessor as loss payee. All insurance shall be primary and shall not be subject to any co-insurance clause. All policies of insurance required hereunder shall be issued by insurance companies acceptable to Lessor and shall provide that they may not be cancelled or materially altered without at least thirty days' prior written notice to Lessor. Not later than the Lease Commencement Date, Lessee shall furnish Lessor with certificates and, if requested, copies of all insurance policies required to be carried by Lessee with respect to the Equipment.

4.3 In the event any Item is lost, destroyed stolen or damaged beyond repair ("Casualty"), Lessee shall be liable to Lessor and shall pay Lessor an amount ("Casualty Value") equal to all Rent and other amounts then due and owing with respect to such Item plus the greater of (a) the fair market value of the Item immediately preceding the Casualty thereto, or (b) the Stipulated Loss Value determined in accordance with Annex A to the applicable Schedule. Lessee shall pay Lessor such Casualty Value within thirty days of the date of the Casualty. Upon receipt by Lessor of the Casualty Value for any Item, the Lease shall terminate with respect to such Item. The fair market value of an Item shall be the price at which a buyer under no compulsion to buy would purchase such Item at retail from a seller under no compulsion to sell. Upon termination of the Lease with respect to an Item, Lessee shall dispose of Item salvage in accordance with Lessor's instructions. In the event of a partial destruction of or repairable damage to any Item, the Lease shall continue with respect to such Item and Lessee shall at its expense promptly cause such Item to be repaired to a condition acceptable to Lessor. There shall be no abatement of Rent hereunder in such event. Lessee will notify Lessor of any Casualty or partial destruction to the Equipment within three business days of the date of its occurrence.

                                      -3-
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                       Article V. Assignment or Sublease

5.1 Lease shall not assign, sublease, hypothecate, mortgage, pledge or encumber, in whole or in part, its rights under this Agreement or any Lease, or its rights to the Equipment or any Item, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Any action in contradiction hereto shall be null and void and without force or effect. Lessee may assign or sublease this Agreement or any Lease to an affiliate of Lessee, provided that such assignment or sublease shall not relieve Lessee of its obligations under this Agreement or such Lease. Lessor shall have the option to substitute itself for the assignee or sublessee under the terms of any proposed assignment or sublease.

5.2 Lessor may without notice to Lessee assign, sublease, hypothecate, mortgage, pledge or encumber, in whole or in part, its right, title and interest in and to this Agreement, any Lessee or, subject to Lessee's rights hereunder, any Item. In the event of any such action by Lessor; (a) upon notification by Lessor and request by an assignee, Lessee will execute such documents as Lessor or its assignee may reasonably request confirming Lessee's obligations hereunder and will make all payments of Rent and other amounts due hereunder directly to such assignee; (b) Lessee's obligations hereunder shall not be subject to any reduction, abatement, defense, set-off, counterclaim or recoupment for any reason whatsoever; (c) Lessee will not, after obtaining knowledge of any such assignment, consent to any modification of the Agreement or any assigned Lease without the consent of such assignee; and (d) Lessor's assignee shall be entitled to such right, title and interest in the Agreement, Lease or Equipment as is set forth in Lessor's notification of assignment to Lessee.

                       Article VI. Default and Remedies

6.1 With respect to each Lease, the occurrence of any of the following events shall constitute a Default hereunder; (a) a failure by Lessee to pay when due any Rent or other charge required to be paid by Lessee hereunder, and the continuance of such failure for seven days after notice from Lessor; (b) a failure by Lessee to maintain insurance on the Equipment as required by Section 4.2; (c) a failure by Lessee to perform or observe any other term or condition of a Lease, which failure is not cured within thirty days after notice from Lessor; (d) the breach by Lessee of any term or condition of any software license for the Equipment or used in conjunction with the Equipment, provided that such breach has a material adverse impact on the value or usefulness of the Equipment; (e) Lessee cases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a petition seeking relief for itself under the federal Bankruptcy Code or any similar federal or state statute, law or regulation, or files an answer admitting the material allegation of such a petition, or consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Equipment of for Lessee or all or any substantial part of its assets or properties; (f) the filing of proceedings against Lessee under the federal Bankruptcy Code or any similar federal or state statute, law or regulation, which have not been dismissed within sixty days of filing, or the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator for Lessee or any substantial part of Lessee's assets or properties, which appointment has not been vacated within sixty days of appointment; (g) the sale, transfer or disposal by Lessee of all or substantially all of its assets or property, or the merger or consolidation of Lessee with any other entity, unless Lessee in the surviving entity and has a net worth greater than or equal to its net worth immediately prior to the merger or consolidation; or (h) any representation or warranty of Lessee proves untrue.

6.2 Upon the occurrence of a Default, Lessor by written notice to Lessee may declare the subject Lease in default, and unless otherwise agreed to by Lessor, such Default shall apply to any Leases executed hereunder specifically designated in such notice. Alternatively, Lessor may, without waiving the Default, make a payment or perform or comply with the provisions of the Lease, the nonpayment, nonperformance or noncompliance of which caused the Default, and in addition to any other obligations hereunder, Lessee shall pay Lessor upon demand the amount of such payment and/or shall reimburse

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

Lessor for the expenses actually incurred in connection with such payment, performance or compliance, as the case may be.

6.3 Upon Default, Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies in order to protect its interests, reasonably expected profits and economic benefits. Lessor may (a) declare any Lease entered into pursuant to this Agreement in default, (b) terminate in whole or in part any Lease, (c) recover from Lessee any and all amounts then due and to become due, discounted to present value at the rate of U.S. Treasury bills with a three-month maturity, (d) take possession of any or all Items, wherever located, without demand or notice, and without any court order or other process of law, and (e) demand that Lessee return any or all Items in accordance with Section 2.8 and, for each day that Lessee shall fail to return any Item, Lessor may demand an amount equal to the Rent, prorated on the basis of a thirty-day month, in effect immediately prior to such Default. Upon repossession or return of such Item(s), Lessor may sell, lease or otherwise dispose of such Items in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds thereof toward the amounts due under the Lessee, but only after deducting (x) all expenses, including attorney's fees, incurred in connection therewith, and (y) in the case of any sale, the estimated fair market value at retail of such Items as of the scheduled expiration of the Lease, or (z) in the case of any replacement lease, the rent due for any period beyond the scheduled expiration of the Lease for such Items. Any excess proceeds are to be retained by Lessor.

6.4 The foregoing remedies are cumulative and may be exercised in lieu of or in addition to each other or any remedies at law, in equity or under statute. Lessee waives demand of performance and notice of or place of sale or other disposition and the manner and place of any advertising. No delay or failure to exercise any right, power or remedy by Lessor shall impair any such right, power or remedy of Lessor, nor shall it be construed to be a waiver of or acquiescence in any later breach or Default.

                       Article VII. Net Lease Provisions

7.1 Lessor warrants that Lessor will not interfere, nor cause anyone acting by or through Lessor to interfere, with Lessee's quiet enjoyment of the use of the Equipment, so long as no Default shall have occurred and be continuing. Except for Lessor's warranty of quiet enjoyment, Lessor makes no warranty, express or implied, as to any matter whatsoever, including but not limited to the Equipment design, workmanship or materials, or the implied warranties of merchantability or fitness for a particular purpose. Lessee acknowledges that Vendor and Lessor are separate entities, each of which has entered into this transaction for independent business reasons, and that neither Lessor nor Vendor has acted, acts, or shall be deemed to have acted or act, as an agent of the other. Lessor shall have no responsibility or liability to Lessee for (a) loss or damage cause directly or indirectly by any Item, or (b) the delivery, use, operation, servicing, maintenance, repair, replacement or performance of any Item.

7.2 Each Lease is a net lease and Lessee's obligations to pay Rent and other amounts due shall be absolute and unconditional. This obligation of Lessee shall not be affected by or subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment of any kind whatsoever, including without limitation Lessor's actual or alleged gross negligence or willful misconduct, frustration of contract, or the loss of possession or destruction of all or any part of the Equipment. It is the intent of the parties that Rent and other amounts due shall continue to be payable in all events in the manner and at the times set forth in the Lease. Nothing contained herein shall impair Lessee's right to maintain an independent action at law or in equity.

7.3 As additional Rent, Lessee shall pay and discharge before they become delinquent, or shall reimburse Lessor in accordance with this Section for, all license fees, assessments and sales, use, property, excise and other taxes, however designated (each such fee, assessment or tax an "Imposition") now or hereafter imposed or assessed by any foreign, federal, state or local government upon the ownership, delivery, installation, leasing, renting, use or sale of the Equipment, or the Rent or other

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charges payable hereunder, whether assessed on Lessor or Lessee, together with any penalties or interest in connection therewith attributable to Lessee's acts or failure to act. Notwithstanding the foregoing, Lessee shall have no liability for any Imposition on or measured by the net income of Lessor. For Impositions for which Lessor is responsible under applicable law, lessor shall file all declarations, forms and returns and shall pay the taxing authority directly. Lessor shall invoice Lessee for such Impositions and Lessee shall pay Lessor as additional Rent amounts owed for such Impositions within thirty days of receipt of such invoice. For all Impositions other than those described in he proceeding sentence, Lessee shall file all declarations, forms and returns and do all things necessary and appropriate in connection with the levy, assessment, billing or payment of same, including whatever action may be required to have the Imposition billed directly to Lessee or to the Lessor in the care of Lessee. In all declarations, forms or returns Lessee shall show Lessor as owner of the Equipment and shall send copies of name to Lessor with evidence of payment.

7.4 Lessee shall indemnify, defend and hold harmless Lessor, its agents and assignees, from and against any and all claims, actions, suits, proceedings, costs, expenses (including court costs and attorneys' fees), damages, obligations, penalties, injuries and liabilities (whether or not discovered or arising before or after Lease termination), including Lessor's strict liability in ???? ("Claims"), arising out of, connected with or resulting from the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement or any Lease, and the delivery, lease, possession, maintenance, use, condition, return, or operation of Equipment or Upgrades thereto (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee, and any claim for patent, trademark or copyright infringement), excepting only Claims that arise solely out of the gross negligence or willful misconduct of Lessor. Lessee shall at its expense defend any and all actions based on or arising out of the foregoing. Lessee shall notify Lessor immediately upon receipt of notice or knowledge of any event which may give rise to a Claim, and shall not, without the consent of Lessor, settle any Claim without obtaining a full release of any and all possible claims against Lessor.

7.5 Lessee shall have no right, title or interest in or to the Equipment except as lessee and as expressly set forth in the Lease. Throughout the term of each Lease, Lessee shall, upon Lessor's request, execute and deliver to Lessor for filing such Uniform Commercial Code financing statements or other similar or substitute documents as Lessor in its discretion deems necessary and/or appropriate to protect its right, title and interest in and to the Equipment. Lessee shall at its expense protect and defend the title and rights of Lessor to or in the Equipment from and against all claims, liens, charges, encumbrances and legal processes, whether imposed, asserted or instituted by creditors of Lessee or otherwise, and shall at its expense promptly take all action necessary to discharge the same.

7.6 Lessee hereby represents, warrants and covenants that (a) Lessor as owner of the Equipment shall be entitled to all items of deduction specified in the applicable Schedule ("Tax Benefits"), and (b) at no time will Lessee take or omit to take, or permit any sublessee or assignee to take or omit to take, any action (whether or not permitted hereby) which would result in the disqualification of the Equipment for, or recapture of, all or any portion of the Tax Benefits. If as a result of a breach of any representation, warranty or covenant of Lessee relating to any Item (x) Lessor shall determine that Lessor is not entitled to claim on its Federal income tax return all or any portion of the Tax Benefits with respect to any Item, or (y) any Tax Benefit claimed on the Federal income tax return of Lessor is disallowed or adjusted by the Internal Revenue Service, or (z) any Tax Benefit is recomputed or recaptured (any such determinations, disallowance, adjustment, recomputation or recapture being herin called a "Loss"), then Lessee shall pay to Lessor as additional Rent such amounts, or from time to time such amounts, on the next succeeding Rent payment date but in no event more than thirty days after written notice to Lessee of such Loss, as shall in the reasonable opinion of Lessor, cause Lessor's net after-tax rate of return in respect of each Item as to which a Loss has occurred to equal the net after-tax rate of return that would have been in affect had Lessor been entitled to its anticipated utilization of all of the Tax Benefits.

7.7 Lessee agrees to take such further action and to execute such additional documents, instruments and financing statements as Lessor shall reasonably request in order to complete the transactions contemplated by this Agreement or by any assignment by Lessor or to protect Lessor's interest in the Equipment.

7.8 The rights and obligations set forth in this Article shall survive the termination or expiration of this Agreement or any Lease.

                          Article VIII. Miscellaneous

8.1 Any notice shall be effective upon personal delivery or mailing by certified mail, return receipt requested. Notices shall be delivered or sent to the addresses stated below, or at such other address as a party may provide by notice.

8.2 Lessee shall within ninety days of the close of each fiscal year of Lessee deliver to Lessor Financial Statements certified to by a recognized firm of certified public accountants. Upon request, Lessee will deliver to Lessor quarterly, within ninety days of the close of each fiscal quarter of Lessee, in reasonable detail, quarterly Financial Statements certified to by the chief financial officer of Lessee.

8.3 This Agreement shall be interpreted in accordance with the substantive law, but not the choice of law rules, of the State of California.

8.4 This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith. If any provision of this Agreement shall be deemed unenforceable under applicable law, it shall be deemed stricken, but the remainder of this Agreement shall remain in full force and effect and shall be construed to give effect to the intent of the parties. In any litigation arising out of a Lease, the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees, whether or not the action is prosecuted to judgment. The parties waive all right to trial by jury in any litigation. Neither party shall be liable to the other party for any consequential damages arising under or in any way connected with this Agreement. Time is of the essence in this Agreement.

8.5 This Agreement may not be altered or varied nor its provisions waived except in writing duly executed by Lessor and Lessee.

8.6 Any payments of Rent or other amounts payable by Lessee hereunder that become past due shall bear interest compounded monthly from the due date until the date received by Lessor at the rate of eighteen percent per annum or the maximum rate allowed by applicable law, whichever is lower.

8.7 This Agreement may be executed by the parties in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. To the extent a Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code or portions thereof adopted by the applicable jurisdiction), no security interest may be created or conveyed through the transfer or posession of any document other than the original Schedule to such Lease.

8.8 This Agreement may be terminated by either party upon thirty days' notice, provided that each Lease then in effect shall survive any termination of this Agreement.

     In witness whereof, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above-written.

LESSEE:                                   LESSOR:
INTERPLAY PRODUCTIONS, INC.               GENERAL ELECTRIC CAPITAL COMPUTER
                                          LEASING CORPORATION

By: /s/ Chuck Camps                       By: /s/ David J. Lidstone
   -----------------------------------       -----------------------------------
Name: CHUCK CAMPS                         Names: David J. Lidstone
    ----------------------------------          --------------------------------
Title: CFO                                Title: VP and General Counsel
     ---------------------------------          --------------------------------

Address: 17922 Fitch Avenue               Address: 2000 Powell Street, Suite 200
         Irvine, CA 92714                          Emeryville, CA 94608
         Attn: Chuck Camps                         Attn: VP-Operations

                             EQUIPMENT SCHEDULE 1

GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and INTERPLAY PRODUCTIONS, INC. ("Lessee") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994 (the "Agreement"). This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule. All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.


                                   EQUIPMENT

GROUP A: HARDWARE
-------------------
                            Type/Model of
     Manufacturer           New Equipment         Qty  Unit Cost  Extended Cost
     ------------           -------------         ---  ---------  -------------

       SGI           Indigo 2 Extreme workstation  2   $38,043.00  $76,086.00

GROUP B: SOFTWARE
-------------------

Manufacturer  License No  Type/Version of Software  Qty  Unit Cost Extended Cost
------------  ----------  ------------------------  ---  --------- -------------
   Alias                  Power Animator Software    2   $26,214.00  $52,428.0O

                                   DOCUMENTS

Lessee shall provide the following prior to the Lease Commencement Date:

     1.  Executed Master Equipment Lease Agreement
     2.  Executed Equipment Schedule 1
     3.  Executed UCC-1 Financing Statement(s)
     4.  Insurance Documentation
     5.  Purchase Order Assignment & Consent
     6.  Executed Certificate of Incumbency

                         WARRANTIES AND REPRESENTATIONS

Lessee hereby represents, warrants and covenants to Lessor that:

     1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease (the Lease, purchase documents and other documents collectively referred to as the "Documents"), and is qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a not-for-profit corporation.

     2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal, and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

     3. No approval, consent or withholding of objections is required from any federal, state or local government authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment, order, law or regulation applicable to Lessee, or any provision of Lessee's Certificate of Incorporation or Bylaws, or (b) result in any breach of, constitute a default under, or result in the creation of, any lien, charge, security interest or other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.


                                 MISCELLANEOUS

The following terms are specifically applicable to this Schedule:

     1. The Lease Commencement Date shall be December 31, 1994, therefore the Cut-off Date shall not apply

     2.   The Initial Term is 36 months.

     3.   The Basis Rent is $3,680.00 per month, payable in advance.

     4. Commencing on the Lease Commencement Date and on the same date of each month thereafter during the Initial Term and any Renewal Term, Lessee shall pay the Basis Rent in immediately-available U.S. funds.

     5.   The Equipment is to be located at 17922 Fiche Avenue, Arvin, CA.92714.

     6. The Lessee shall carry public liability insurance in the amount of $2,000,000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     7.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

     8. In the Equipment description, Item(s) listed in Group B are software (the "Software"). Lessor makes no representation or warranty relating to the Software, including without limitation any warranty of title, infringement, quiet enjoyment, description or fitness for use with respect thereto, it being understood that Lessor does not lease or license the Software to Lessee.
Lessor shall pay Alias Corporation, the licensor of the Software, $52,428.00 as the fee to acquire for Lessee the right to use the Software. Lessee's obligation under Section 7.2 of the Agreement to pay Rent shall not be affected by any inadequacy of the Software, by the failure of the licensor to support the Software, by the bankruptcy of the licensor of the Software, or the like. In the event of a Casualty of the Equipment in Group A, then the fee for the software license shall be added to and included in the determination of the Casualty Value. Upon the occurrence of a Default, then in addition to the remedies specified in 6.3 of the Default and Remedies, Lessor shall be entitled to direct Lessee to cease further use of the Software. Lessee hereby agrees to immediately cease use of the Software upon receipt of such a direction from Lessor. Lessee further agrees that the detriment which Lessor will suffer as a result of a breach by Lessee of the obligation contained in the foregoing sentence cannot be adequately compensated by monetary damages, and therefore Lessor shall be entitled to injunctive and other equitable relief to enforce this Section 8.

     9.   End of Lease Options:  So long as there is no Default, or event which
          ---------------------
with the giving of notice or passage of time or both, would constitute a Default, occurring and continuing under this Lease or the Agreement, Lessee must choose one of the following options with (90) days' prior written notice to
Lessor:

          Purchase Option:  Purchase all but not less than all of the Equipment
          ----------------
in Group A at the expiration of the Initial Term at a purchase price equal to $29,790.00.
-----------

          Renewal Options:  Renew the Lease at the expiration of the Initial
          ---------------
Term for a period of twelve (12) months (the "Renewal Term") at a renewal rent of $1,875.00. At the end of the Renewal Term, if no event of Default has
   ---------
occurred and is continuing, and if no Rent or outstanding amounts are due or owing, Lessee shall have the right, within ninety (90) days' prior written notice to Lessor to purchase all of the Equipment in Group A for a price of $9,765.00.

          Return Option:  Return all, but not less than all of the Equipment in
          -------------
Group A at the expiration of the Initial Term and pay a fee equal to $14,442.00.
                                                                     ----------

     10. The Tax Benefits are depreciation and interest deductions. As its depreciation method, Lessor shall use a 200% declining balance method, switching to a straight-line method for the first taxable year for which the straight-line method with respect to the adjusted basis as of the beginning of such year yields a larger allowance, and assumes a recovery period of five years.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be executed by their duly authorized representatives on the dates indicated below.

LESSEE:  INTERPLAY                           LESSOR:  GENERAL ELECTRIC
         PRODUCTIONS, INC.                            CAPITAL COMPUTER
                                                      LEASING CORPORATION


By: /s/ Chuck Camps                          By: /s/ Mike McFadden
  -------------------------------               -------------------------------
Name:   CHUCK CAMPS                          NAME: MIKE MCFADDEN
    -----------------------------                 -----------------------------
Title:  CFO                                  Title: Regional Operations Manager
     ----------------------------                  ----------------------------
Date:   12-27-94                             Date: 12/30/97
     ----------------------------                 ------------------------------

                                    ANNEX A
                            TO EQUIPMENT SCHEDULE 1
                      TO MASTER EQUIPMENT LEASE AGREEMENT
                         DATED AS OF DECEMBER 14, 1994
              BETWEEN INTERPLAY PRODUCTIONS, INC., AS LESSEE AND
           GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION, AS
                                    LESSOR


                        Table of Stipulated Loss Values
                        -------------------------------


The Rent payments numbered below commence with the Term Commencement Date and coincide with the Rent payment dates through the end of the Initial Term. This table extends beyond the Initial Term in a similar manner to provide for renewals and extensions beyond the Initial Term. Stipulated Loss Values are determined by multiplying the percentage stated opposite the Rent payment corresponding to the Rent payment date next following a Casualty or other event requiring payment of the Casualty Value by the Unit Cost as stated in the applicable Schedule.

       Rent                          Rent
     Payment        Percent        Payment        Percent
     -------        -------        -------        -------
        1           112.05%           19           60.51%
        2           109.19%           20           57.65%
        3           106.32%           21           54.79%
        4           103.46%           22           51.92%
        5           100.60%           23           49.06%
        6            97.73%           24           46.20%
        7            94.87%           25           43.33%
        8            92.01%           26           40.47%
        9            89.14%           27           37.61%
        10           86.28%           28           34.75%
        11           83.42%           29           31.88%
        12           80.56%           30           29.02%
        13           77.69%           31           26.16%
        14           74.83%           32           23.29%
        15           71.97%           33           20.43%
        16           69.10%           34           17.57%
        17           66.24%           35           14.70%
        18           63.38%           36           11.84%

                             EQUIPMENT SCHEDULE 2

GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("lessor") and INTERPLAY PRODUCTIONS, INC. ("Lessee") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994 (the "Agreement"). This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule. All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

                                   EQUIPMENT

GROUP A: HARDWARE
-----------------

                      Serial         Type/Model of
                      ------         -------------
  Manufacturer        Number         New Equipment     Qty       Unit Cost     Extended Cost
  ------------        ------         -------------     ---       ---------     -------------
     SGI               TBD          Indy Workstation    1       $ 13,243.00      $13,243.00
                                                                                 ----------
                                      Sub Total                                  $13,243.00

GROUP B: SOFTWARE
-----------------

Manufacturer        Type/Version of software     Qty       Unit Cost       Extended
------------        ------------------------     ---       ---------       --------
                                                                             Cost
                                                                             ----
  Alias              Power Animator Software      1       $ 15,000.00      $15,000.00
                                                                           ----------
                            Sub Total                                      $15,000.00

GROUP C: SERVICES
-----------------

Manufacturer             Type of Service                 Qty       Unit Cost     Extended
------------             ---------------                 ---       ---------     --------
                                                                                   Cost
                                                                                   ----
  Alias               Full extended warranty              1        $1,490.00       $1,490.00
  Alias             CD-ROM Update Media Option            1          $240.00         $240.00
  Alias        Support price for software options for     1        $1,200.00       $1,200.00
                systems with IDO. Full/Basic/IRIX
  Alias                 Software Support                  1        $1,600.00       $1,600.00
                                                                                   ---------
                           Sub Total                                               $4,530.00
                                                                                  ----------
                          GRAND TOTAL                                             $32,773.00

                                   DOCUMENTS

Lessee shall provide the following prior to the Lease Commencement Date:

     1.   Executed Master Equipment Lease Agreement
     2.   Executed Equipment Schedule 2
     3.   Executed UCC-1 Financing Statement(s)
     4.   Insurance Documentation

                      WARRANTIES AND REPRESENTATIONS

Lessee hereby represents, warrants and covenants to Lessor that:

     1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease (the Lease, purchase documents and other documents collectively referred to as the "Documents"), and is qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a not-for-profit corporation.

     2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal, and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

     3. No approval, consent or withholding of objections is required from any federal, state or local government authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment, order, law or regulation applicable to Lessee, or any provision of Lessee's Certificate of Incorporation or Bylaws, or (b) result in any breach of, constitute a default under, or result in the creation of, any lien, charge, security interest in other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.

                                 MISCELLANEOUS

The following terms are specifically applicable to this Schedule:

     1. The Lease Commencement Date shall be May 1, 1995, therefore the Cut-off Date shall not apply

     2.   The Initial Term is 36 months.

     3.   The Basic Rent is $945.00 per month, payable in advance.

     4. Commencing on the Lease Commencement Date and on the same date of each month thereafter during the Initial Term and any Renewal Term, Lessee shall pay the Basic Rent in immediately-available U.S. funds.

     5.   The Equipment is to be located at 17922 Fitch Avenue, Irvine, CA.
92714.

     6. The Lessee shall carry public liability insurance in the amount of $2,000,000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     7.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

     8.   Software and Services. In the Equipment description above, some items
          ---------------------
are software (the "Software"). Lessor makes no representation or warranty
                   --------
relating to the Software, including without limitation any warranty of title, infringement, quiet enjoyment, description or fitness for use with respect thereto, it being understood that Lessor does not lease or license the Software to Lessee. On behalf of Lessee, Lessor shall pay Vendor $16,600.00 as the license fee for the Software. Upon the occurrence of a Default, in addition to the remedies specified in Article VI of the Agreement, Lessor shall be entitled to direct Lessee to cease further use of the Software. Lessee hereby agrees to immediately cease use of the Software upon receipt of such a direction from Lessor. Lessee further agrees that the detriment which Lessor will suffer as a result of a breach by Lessee of the obligation contained in the foregoing sentence cannot be adequately compensated by monetary damages, and therefore Lessor shall be entitled to injunctive and other equitable relief to enforce this provision. Additionally, in the Equipment description above, some items are consulting, installation, training and/or custom programming services("Services
                                                                       --------
") which Vendor will perform for the benefit of Lessee. Lessor shall pay Vendor $2,930.00 for the performance of such Services. Lessee's obligation under Section 7.2 of the Agreement to pay Rent shall not be affected by any inadequacy of the Software or the Services, by the bankruptcy of the licensor of the Software or Vendor, by the failure of licensor of the Software to support the Software, or the like. In the event of a Casualty of the items of Equipment which are hardware, in addition to the payment from Lessee to Lessor of the Stipulated Loss Value of such Equipment, at Lessor's option Lessee shall (a) pay Lessor the present value of all Rent allocable to Software and Services, or (b) continue the Lease and pay the Rent allocable to Software and Services on a monthly basis until the end of the Initial Term

     9.   End of Lease Options:  So long as there is no Default, or event which
          --------------------
with the giving of notice or passage of time or both, would constitute a Default, occurring and continuing this Lease or the Agreement, Lessee must choose one of the following options with (90) days' prior written notice to
Lessor:

          Purchase Option:  Purchase all but not less than all of the Equipment
          ---------------
in Group A at the expiration of the Initial Term at a purchase price equal to $7,800.00.
---------

          Renewal Options:  Renew all but not less than all of the Equipment in
          ---------------
Group A at the expiration of the Initial Term for a period of twelve (12) months (the "Renewal Term") at a renewal rent of $478.00. At the end of the Renewal
                                          -------
Term, Lessee must purchase all of the Equipment in Group A for a price of $3,100.00.

          Return Option:  Return all, but not less than all of the Equipment
          -------------
in Group A at the expiration of the Initial Term and pay a fee equal to
$6,000.00.
---------

     10. The Tax Benefits are depreciation and interest deductions. As its depreciation method, Lessor shall use a 200% declining balance method, switching to a straight-line method for the first taxable year for which the straight-line method with respect to the adjusted basis as of the beginning of such year yields a larger allowance, and assumes a recovery period of five years.

     11. Lessee hereby assigns to Lessor all of its under any purchase order or agreement (the "Purchase Document") issued or executed by Lessee with respect to the Equipment in Group A. Lessor assumes the obligation to pay the purchase price under such Purchase Document, provided Lessee accepts the Equipment for all purposes under the Lease. Lessee retains all other obligations under the Purchase Document.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be executed by their duly authorized representatives on the dates indicated below.


LESSEE: INTERPLAY                       LESSOR: GENERAL ELECTRIC CAPITAL
        PRODUCTIONS, INC.                       COMPUTER LEASING CORPORATION


By: /s/ Chuck Camps                     By: /s/ Mike McFadden
   ---------------------------------       ------------------------------------

Name: CHUCK CAMPS                       Name:          MIKE MCFADDEN
     -------------------------------         ----------------------------------
                                                 Regional Operations Manager

Title: CFO -------------------------    Title ---------------------------------

Date:     5-15-95                       Date:     6-30-95
     -------------------------------         ----------------------------------

                                   ANNEX A
                            TO EQUIPMENT SCHEDULE 2
                      TO MASTER EQUIPMENT LEASE AGREEMENT
                         DATED AS OF DECEMBER 14, 1994
              BETWEEN INTERPLAY PRODUCTIONS, INC., AS LESSEE AND
           GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION, AS
                                    LESSOR


                        Table of Stipulated Loss Values
                        -------------------------------


The Rent payments numbered below commence with the Term Commencement Date and coincide with the Rent payment dates through the end of the Initial Term. This table extends beyond the Initial Term in a similar manner to provide for renewals and extensions beyond the Initial Term. Stipulated Loss Values are determined by multiplying the percentage stated opposite the Rent payment corresponding to the Rent payment date next following a Casualty or other event requiring payment of the Casualty Value by the Unit Cost as stated in the applicable Schedule.

      Rent                               Rent
     Payment           Percent          Payment           percent
     -------           -------          -------           -------
       1               112.00%            19               64.69%
       2               109.37%            20               62.06%
       3               106.74%            21               59.43%
       4               104.11%            22               56.80%
       5               101.49%            23               54.17%
       6                98.86%            24               51.54%
       7                96.23%            25               48.91%
       8                93.60%            26               46.29%
       9                90.97%            27               43.66%
       10               88.34%            28               41.03%
       11               85.71%            29               38.40%
       12               83.09%            30               35.77%
       13               80.46%            31               33.14%
       14               77.83%            32               30.51%
       15               75.20%            33               27.89%
       16               72.57%            34               25.26%
       17               69.94%            35               22.63%
       18               67.31%            36               20.00%

                              EQUIPMENT SCHEDULE 3

GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and INTERPLAY PRODUCTIONS, INC. ("Lessee") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994 (the "Agreement"). This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule. All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

                                    EQUIPMENT


Group A: Hardware
-----------------
                             Type/Model of
     Manufacturer            New Equipment             Qty         Unit Cost         Extended Cost
     ------------            -------------             ---         ---------         -------------
        SGI                  Challenge DM               1         $89,675.00          $89,675.00
        SGI                  Indigo 2 Upgrades          4          $5,840.00          $23,360.00

Group B: Services
-----------------

      Manufacturer           Type/Version of Software     Qty       Unit Cost        Extended Cost
      ------------           ------------------------     ---       ---------        -------------
         SGI                   Power Animator Software     1        $5,980.00           $5,980.00
                                  GRAND TOTAL                                           ---------
                                                                                      $119,015.00


                                   DOCUMENTS

Lessee shall provide the following prior to the Lease Commencement Date:

     1.  Executed Equipment Schedule 3
     2.  Executed UCC-I Financing Statement(s)
     3.  Insurance Documentation
     4.  Purchase Order Assignment & Consent


                        WARRANTIES AND REPRESENTATIONS


Lessee hereby represents, warrants and covenants to Lessor that:

   1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease (the Lease, purchase documents and other documents collectively referred to as the "Documents"), and is qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a not-for-profit corporation.

     2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal, and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

     3. No approval consent or withholding of objections is required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment, order, law or regulation applicable to Lessee, or any provision of Lessee's Certificate of Incorporation or Bylaws, or (b) result in any breach of, constitute a default under, or result in the creation of, any lien, charge, security interest or other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.

                                 MISCELLANEOUS

The following terms are specifically applicable to this Schedule:

     1. Notwithstanding anything to the contrary in the Agreement, the Term Commencement Date shall be November 1, 1995.

     2.   The Initial Term is 36 months.

     3.   The Basic Rent is $3,450.00 per month, payable in advance.

     4. Commencing on the Lease Commencement Date and on the same date of each month thereafter during the Initial Term and any Renewal Term, Lessee shall pay the Basic Rent in immediately-available U.S. funds. In addition, on the Term Commencement Date, Lessee shall pay any accrued Interim Rent.

     5.   The Equipment is to be located at 17922 Fitch Avenue, Irvine,
CA.92714.

     6. The Lessee shall carry public liability insurance in the amount of $2,000,000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     7.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

     8. In the Equipment description above, some items are consulting, installation, training and/or custom programming services or other services ("Services") which Vendor will perform for the benefit of Lessee. Lessor shall
  --------
pay Vendor $5,980.00 for the performance of such Services. Lessor makes no representation or warranty relating to the Services, including without limitation any warranty of title, patent, infringement, quiet enjoyment, description or fitness for use with respect thereto, it being understood that Lessor does not perform the Services. Lessee's obligation under Section 7.2 of the Agreement to pay Rent shall not be affected by any inadequacy of the Services, by the bankruptcy of the Vendor, or the like. In the event of a Casualty of the items of Equipment which are hardware, at Lessor's option Lessee shall (a) pay Lessor the present value of all Rent allocable to Services, or (b) continue the Lease any pay the Rent allocable to Services on a monthly basis until the end of the Initial Term.

     9. Lessee agrees to accept partial shipments of the Equipment unless Lessor and Vendor have agreed otherwise in writing. Should Vendor install the equipment, Lessee shall deliver a Certificate of Acceptance, a copy of which is attached hereto as Exhibit A and made a part hereof, within five (5) days from the date of installation. Should Lessee install the Equipment, Lessee shall deliver a Certificate of Acceptance to Lessor within ten (10) days from the date of delivery of the Equipment or partial delivery of the Equipment or within five
(5) days from the date Vendor installed the Equipment. Should Lessee fail to deliver the Certificate of Acceptance as required above or should Lessee fail to notify Vendor of any problems with the Equipment, the Equipment shall be deemed accepted. If Lessor does not receive a Certificate of Acceptance on or before the date set forth herein Lessor may, at Lessor's sole discretion, assign its obligations under the Purchase Order Agreement to Lessee and Lessee shall assume such obligation.

     10.  End of Lease Options: So long as there is no Default, or event which
          --------------------
with the giving of notice or passage of time or both, would constitute a Default, occurring and continuing under this Lease or the Agreement, Lessee must choose one of the following options with (90)days' prior written notice to lessor:

          Purchase Option: Purchase all but not less than all of the Equipment
          ---------------
in Group A at the expiration of the Initial Term at a purchase price equal to $28,325.00.
----------

          Renewal Options: Renew the Lease at the expiration of the Initial Term
          ---------------
for a period of twelve (12) months (the "Renewal Term") at a renewal rent of $1,740,00. At the end of the Renewal Term, if no event of Default has occurred
---------
and is continuing, and if no Rent or outstanding amounts are due or owing, Lessee shall have the right, within ninety (90) days' prior written notice to Lessor to purchase all of the Equipment in Group A for a price of $11,260.00.

          Return Option: Return all, but not less than all of the Equipment in
          -------------
Group A at the expiration of the Initial Term in accordance with the terms of the Agreement and pay a fee equal to $21,800.00.
                                     ----------

     11. Lessor has or will enter into a purchase agreement with Vendor (the "Purchase Agreement") a copy of which is attached hereto as Exhibit B and made a part hereof, to purchase the Equipment for lease to Lessee. Lessee represents that the terms and conditions of the Purchase Agreement are acceptable to Lessee, and Lessee understands that certain terms and conditions (e.g., warranty and patent infringement) may effect Lessee's use of the Equipment. In addition, Lessee acknowledges by entering into this Lease that Lessor is hereby authorized to purchase the Equipment on Lessee's behalf under the terms and conditions of the Purchase Agreement. Lessee agrees that it shall be obligated to pay the ten percent (10%) restocking fee set forth in Paragraph 1 under the Terms Section of the Purchase Agreement. Lessee further acknowledges that Lessee shall have no greater rights against Vendor than what exists under the terms and conditions of the Purchase Agreement.

Lessee agrees to pay for the transportation costs of the Equipment and authorizes Lessor to instruct Vendor in its Purchase Agreement to invoice Lessee for the cost of such transportation. Lessee agrees to assume the risk of loss, damage or destruction of the Equipment at the time the Equipment is delivered to the freight carrier at Vendor's facility. If the Equipment is lost, stolen, damaged or destroyed in-transit to Lessee's site, Lessee shall assume Lessor's obligation to pay Vendor the purchase price. Lessee shall pay for installation and extended maintenance services by separate agreement with Vendor.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be executed by their duly authorized representatives on the dates indicated below.


LESSEE: INTERPLAY                       LESSOR: GENERAL ELECTRIC CAPITAL
        PRODUCTIONS, INC.                       COMPUTER LEASING CORPORATION



By:  /s/ Chuck Camps                    By:  /s/ Mike McFadden
   -----------------------------           --------------------------------

Name:     CHUCK CAMPS                   Name:  MIKE McFADDEN
     ---------------------------             ------------------------------

Title:  CFO                             Title:  Regional Operations Manager
      --------------------------              -----------------------------

Date:   10-8-95                         Date:   10/13/95
     ---------------------------             ------------------------------

                                    ANNEX A
                            TO EQUIPMENT SCHEDULE 3
                     TO MASTER EQUIPMENT LEASE AGREEMENT
                         DATED AS OF DECEMBER 14,1994
              BETWEEN INTERPLAY PRODUCTIONS, INC., AS LESSEE AND
          GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION, AS
                                    LESSOR


                        Table of Stipulated Loss Values
                        -------- ----------------------


The Rent payments numbered below commence with the Term Commencement Date and coincide with the Rent payment dates through the end of the Initial Term. This table extends beyond the Initial Term in a similar manner to provide for renewals and extensions beyond the Initial Term. Stipulated Loss Values are determined by multiplying the percentage stated opposite the Rent payment corresponding to the Rent payment date next following a Casualty or other event requiring payment of the Casualty Value by the Unit Cost as stated in the applicable Schedule.

              Rent                       Rent
             Payment     Percent        Payment      Percent
             -------     -------        -------      -------
                1        112.00%           19         69.83%
                2        109.66%           20         67.49%
                3        107.31%           21         65.14%
                4        104.97%           22         62.80%
                5        102.63%           23         60.46%
                6        100.29%           24         58.11%
                7         97.94%           25         55.77%
                8         95.60%           26         53.43%
                9         93.26%           27         51.09%
                10        90.91%           28         48.74%
                11        88.57%           29         46.40%
                12        86.23%           30         44.06%
                13        83.89%           31         41.71%
                14        81.54%           32         39.37%
                15        79.20%           33         37.03%
                16        76.86%           34         34.69%
                17        74.51%           35         32.34%
                18        72.17%           36         30.00%

                             EQUIPMENT SCHEDULE 4


     GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") AND INTERPLAY PRODUCTIONS, INC. ("Lessee") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994 (the "Agreement"). This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule (the "Lease"). All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

                                   EQUIPMENT
                                   ---------

GROUP A: HARDWARE

                                         Type/Model of                                      Unit              Extended
                                                                                            ----
Manufacturer                             New Equipment                         Qty          Cost                Cost
------------                             -------------                         ---          ----              ---------
      SGI                        INDIGO2 Solid IMPACT graphics.                 4        $20,250.00         $81,000.00
                               250MHz/MB cache. 64MB Memory. 2GB
                                   System Disk. 20in. monitor

      SGI                     64MB Memory upgrade for Indigo2. POWER            4        $ 2,650.00         $10,600.00
                                     Indigo 2. and SGI Ram
      SGI                                DAT Drives                             4        $ 2,000.00         $ 8,000.00
      SGI                                CD ROM 4x                              4        $   749.00         $ 2,996.00
      SGI                          20 Gig Raid Systems raid 5                   1        $15,995.00         $15,995.00
      SGI                                 Trancivers                            4        $    79.00         $   316.00

 GROUP B: SOFTWARE AND SERVICES

                                         Type/Model of                                      Unit             Extended
                                                                                            ----
Manufacturer                             New Equipment                         Qty          Cost                Cost
------------                             -------------                         ---          ----           ------------
      SGI                  Basic Extended Warranty - Support for HW,            4        $ 1,540.00        $  6,160.00
                                           O/S, NFS
      SGI                            Alias Power Animator                       4        $ 7,496.25        $ 29,985.00
      SGI                            Alias Power Modeler                        4        $ 7,496.25        $ 29,985.00
      SGI                           Power & Tracer Caster                       1        $11,250.00        $ 11,250.00
      SGI                         Wavefront Video Computer                      2        $ 4,500.00        $  9,000.00
      SGI                               NFS Licenses                            4        $   495.00        $  1,980.00
                                                                                                            ----------
                                        GRAND TOTAL                                                        $207,267.00

                              DOCUMENTS
                              ---------

     Lessee shall provide the following documents prior to the Lease Commencement Date:

     1. Executed Equipment Schedule 4
     2. Executed UCC-I Financing Statement(s)
     3. Insurance Documentation
     4. Executed Purchase order Assignment and Consent

                        WARRANTIES AND REPRESENTATIONS
                        ------------------------------

     Lessee hereby represents, warrants and covenants to Lessor that:

     1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease (the Lease purchase documents and other documents collectively referred to as the "Documents") and is qualified to do business wherever necessary to carry on its present business and operations including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a tax exempt corporation.

     2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal, and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

     3. No approval, consent or withholding of objections is required from any federal state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment, order, law or regulation applicable to Lessee, or any provision of Lessee's Certificate of Incorporation or Bylaws, or (b) result in any breach or, constitute a default under any agreement to which Lessee is a party, or result in the creation of, any lien, charge, security interest or other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.

                                 MISCELLANEOUS
                                 -------------

     The following terms are specifically applicable to this Schedule:

     1. Notwithstanding anything to the contrary in the Agreement, the Term Commencement Date shall be May 1, 1996.

     2.   The Initial Term is 36 months.

     3.   The Basic Rent is $5,999.00 per month payable in advance.

     4. Commencing on the Term Commencement Date and on the same of each month thereafter during the Initial Term and any Renewal Term. lessee shall pay the Basic Rent in immediately available U.S. funds. In addition, on the Term Commencement Date, lessee shall pay and accrued Interim Rent.

     5. The Equipment is to be located at Hartland Enterprises. 12B North Park Road, Harrogate North Yorkshire, England HG1-5TG.

     6. Lessee shall file and pay directly all foreign taxes however designated (each such fee, assessment or tax an" Foreign Imposition") now or hereafter imposed or assessed by any foreign government upon the ownership, delivery, installation, leasing, renting, use or sale of the Equipment, or the Basic Rent or other charges payable hereunder whether assessed on Lessor or Lessee. Lessee agrees to indemnify, defend and hold harmless Lessor, its agents and assignees, from and against any and all claims, actions, suits, proceedings, costs expenses (including court costs and attorney's fees), damages, obligations penalties, arising out of Foreign Imposition. As additional rent, Lessee shall reimburse Lessor for all Foreign Impositions, together with any penalties or interest in connection therewith attributable to Lessee's acts of failure to act.

     7. Lessee shall carry public liability insurance in the amount of $2,000.000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     8.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

     9.   Software and Services. In the Equipment description above, some items
          ---------------------
are software (the "Software"). Lessor makes no representation or warranty
                   --------
relating to the Software, including without limitation any warranty of title, patent, infringement, quiet enjoyment, description or fitness for use with respect thereto, it being understood that Lessor does not lease or license the Software to Lessee. On behalf of Lessee, Lessor shall pay Vendor $82,200.00 as the license fee for the Software. Upon the occurrence of a Default, in addition to the remedies specified in Article VI of the Agreement, Lessor shall be entitled to direct Lessee to cease further use of the Software. Lessee hereby agrees to immediately cease use of the Software upon receipt of such a direction from Lessor. Lessee further agrees that the detriment which Lessor will suffer as a result of a breach by Lessee of the obligation contained in the foregoing sentence cannot by adequately compensated by monetary damages, and therefore Lessor shall be entitled to injunctive and other equitable relief to enforce this provision. Additionally, in the Equipment description above, some items are consulting, installation, training and/or custom programming services or other services ("Services") which Vendor will perform for the benefit of Lessee.
          ----------
Lessor shall pay Vendor will perform for the benefit of Lessee. Lessor shall pay Vendor $6,160.00 for the performance of such Services. Lessee's obligation under
Section 7.2 of the Agreement to pay Rent shall not be affected by any inadequacy of the Software or the Services, by the bankruptcy of the licensor of the Software or Vendor, by the failure of licensor of the Software to support the Software, or the like. In the event of a Casualty of the items of Equipment which are hardware, in addition to the payment from Lessee to Lessor of the Stipulated Loss Value of such Equipment, at Lessor's option Lessee shall (a) pay Lessor the present value of all Rent allocable to Software and Services, or (b) continue the Lease and pay the Rent allocable to Software and Services on a monthly basis until the end of the Initial Term.

     10.  End of Lease Options: So long as there is no Default or event which
          --------------------
with the giving of notice or passage of time or both, would constitute a Default, occurring and continuing under this Lease or the Agreement. Lessee must choose one of the following two options with (90) days prior written notice to
Lessor:

          Purchase Option: Purchase all but not less than all of the Equipment
          ---------------
in Group A at the expiration of the Initial Term at a purchase price equal to $31,090.00: or

          Renewal Option: At the expiration of the Initial Term, renew the Lease
          --------------
for a period of twelve (12) months (the "Renewal Term") at a renewal monthly rent of $2,995.00.


     IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be executed by their duly authorized representatives on the dates indicated below.

LESSEE:                                       LESSOR:
INTERPLAY PRODUCTIONS, INC.                   GENERAL ELECTRIC CAPITAL COMPUTER
                                              LEASING CORPORATION


By: /s/ Chuck Camps                           By: /s/ Mike McFadden
   --------------------------------               ------------------------------
Name: CHUCK CAMPS                             Name: MIKE McFADDEN
     ------------------------------                -----------------------------
Title: CFO                                    Title: Regional Operations Manager
     ------------------------------                 ----------------------------
Date: 4-4-91                                  Date: 5/14/96
     ------------------------------                -----------------------------

                                    ANNEX A
                                      to
                             EQUIPMENT SCHEDULE 4


                        Table of Stipulated Loss Values
                        -------------------------------

     The Rent payments numbered below commence with the Term Commencement Date and coincide with the Rent payment dates through the end of the Initial Term. This table extends beyond the Initial Term in a similar manner to provide for renewals and extensions beyond the Initial Term. Stipulated Loss Values are determined by multiplying the percentage stated opposite the Rent payment corresponding to the Rent payment date next following a Casualty or other event requiring payment of the Casualty Value by the Unit Cost as stated in the applicable Schedule.

       Rent                         Rent
     Payment       Percent         Payment       Percent
     -------       -------         -------       -------
       1           112.00%           19           74.97%
       2           109.94%           20           72.91%
       3           107.89%           21           70.86%
       4           105.83%           22           68.80%
       5           103.77%           23           66.74%
       6           101.71%           24           64.69%
       7            99.66%           25           62.63%
       8            97.60%           26           60.57%
       9            95.54%           27           58.51%
       10           93.49%           28           56.46%
       11           91.43%           29           54.40%
       12           89.37%           30           52.34%
       13           87.31%           31           50.29%
       14           85.26%           32           48.23%
       15           83.20%           33           46.17%
       16           81.14%           34           44.11%
       17           79.09%           35           42.06%
       18           77.03%           36           40.00%

                                      -5-

                                AMENDMENT NO. 2
                            TO EQUIPMENT SCHEDULE 4


     This Amendment No. 2 is made as of May 21, 1996, by and between GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and INTERPLAY
                                                ------
PRODUCTIONS ("Lessee"). Lessor and Lessee are parties to Equipment Schedule 4,
              ------
as amended, to Master Equipment Lease Agreement dated December 14, 1994, as amended (collectively, the "Lease"). The parties hereby amend the Lease as set
                            -----
forth herein.

     1. Equipment Section on Equipment Schedule 1 and on the Certificate of Acceptance to Equipment Schedule 1 is hereby deleted and replaced with the following.

GROUP A: HARDWARE
                               Type/Model of                                    Unit          Extended
                                                                                ----
Manufacturer                   New Equipment                       Qty          Cost            Cost
------------                   -------------                       ---          ----        -----------
     SGI                INDIGO2 Solid IMPACT graphics,              4        $20,250.00      $81,000.00
                      250MHz/MB cache, 64MB Memory, 2GB
                          System Disk, 20in. monitor
     SGI            64MB Memory upgrade for Indigo2, POWER          4         $2,650.00      $10,600.00
                            Indigo2, and SGI Ram
     SGI                        DAT Drives                          4         $2,000.00       $8,000.00
     SGI                        CD ROM 4x                           4           $749.00       $2,996.00
     SGI                  20 Gig Raid Systems raid 5                1        $15,995.00      $15,995.00
     SGI                        Transceivers                        4            $79.00         $316.00

GROUP B: SOFTCOSTS
                               Type/Model of                                    Unit          Extended
                                                                                ----
Manufacturer                   New Equipment                       Qty          Cost            Cost
------------                   -------------                       ---          ----        -----------
     SGI            Basic Extended Warranty - Support for HW,       4         $1,540.00       $6,160.00
                                  O/S, NFS
     SGI                   Alias Power Animator                     4         $7,496.25      $29,985.00
     SGI                   Alias Power Modeler                      4         $7,496.25      $29,985.00
     SGI                  Power & Tracer Caster                     1        $11,250.00      $11,250.00
     SGI                Wavefront Video Computer                    2         $4,500.00       $9,000.00
     SGI                      NFS Licenses                          4           $495.00       $1,980.00
     SGI                   Advanced Animation                       2         $7,500.00      $15,000.00
                              GRAND TOTAL                                                   $222,267.00

     2. Miscellaneous Section 1 is hereby deleted and replaced with the following:

     "Notwithstanding anything to the contrary in the Agreement, the Term Commencement Date shall be June 1, 1996."

     3. Miscellaneous Section 3 is hereby deleted and replaced with the following:

 PAGE>

     "3.  The Basic Rent is $6,497.00 per month, payable in advance."


     4. Miscellaneous Section 9 is hereby deleted and replaced with the following:

In the Equipment description above, some items are software (the "Software").
                                                                  --------
Lessor makes no representation or warranty relating to the Software, including without limitation any warranty of title, patent, infringement, quiet enjoyment, description or fitness for use with respect thereto, it being understood that Lessor does not lease or license the Software to Lessee. On behalf of Lessee, Lessor shall pay Vendor $97,200.00 as the license fee for the Software. Upon the occurrence of a Default, in addition to the remedies specified in Article VI (if Rev. 10/89) (Section 15 if Rev. 10/95) of the Agreement, Lessor shall be entitled to direct Lessee to cease further use of the Software. Lessee hereby agrees to immediately cease use of the Software upon receipt of such a direction from Lessor. Lessee further agrees that the detriment which Lessor will suffer as a result of a breach by Lessee of the obligation contained in the foregoing sentence cannot be adequately compensated by monetary damages, and therefore Lessor shall be entitled to injunctive and other equitable relief to enforce this provision. Lessee's obligation under Section 7.2 (if Rev. 10/89) (Section 4 if Rev. 10/95) of the Agreement to pay Rent shall not be affected by any inadequacy of the Software, by the bankruptcy of the licensor of the Software or Vendor, by the failure of the licensor of the Software to support the Software, or the like. In the event of a Casualty of the items of Equipment which are hardware, at Lessor's option Lessee shall (a) pay Lessor the present value of all Rent allocable to Software and Services, or (b) continue the Lease and pay the Rent allocable to Software and Services on a monthly basis until the end of the Initial Term.

     Except as specifically modified herein, all other terms and conditions of the Lease shall remain unchanged.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date last written above.

LESSEE:                                      LESSOR:
INTERPLAY PRODUCTIONS                        GENERAL ELECTRIC CAPITAL COMPUTER
                                             LEASING CORPORATION

By: [SIGNATURE ILLEGIBLE]                        By: /s/ MIKE MCFADDEN
    -------------------------                    ----------------------------
    Name: [SIGNATURE ILLEGIBLE]                  Name: MIKE MCFADDEN
    Title: CFO                                   Title: REGIONAL OPERATIONS
                                                         MANAGER

                             EQUIPMENT SCHEDULE 5

     GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and Interplay Productions, Inc. ("Interplay") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994 (the "Agreement"). This Schedule is a lease between Lessor and INTERPLAY PRODUCTIONS, INC. AND ENGAGE GAMES ONLINE, jointly and severally liable as Co-Lessees (collectively and individually as "Lessee") ("I and E"), with I and E substituted for Interplay as Lessee in the Agreement. This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule (the "Lease"). All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

                                   EQUIPMENT
                                   ---------

Equipment as more fully described on Exhibit A attached hereto and made a part hereof. The Equipment costs shall have an aggregate price not to exceed $651,650.00.

                                   DOCUMENTS
                                   ---------

     Lessee shall provide the following documents prior to the Lease Commencement Date:

     1. Executed Equipment Schedule 5
     2. Executed UCC-1 Financing Statement(s)
     3. Insurance Documentation
     4. Executed Purchase Order Assignment and Consent
     5. Certificate of Incumbency for Engage Games OnLine

                    WARRANTIES AND REPRESENTATIONS
                    ------------------------------

     Lessee hereby represents, warrants and covenants to Lessor that:

     1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease (the Lease, purchase documents and other documents collectively referred to as the "Documents"), and is qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a tax exempt corporation.

     2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

     3. No approval, consent or withholding of objections is required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment order, law or regulation applicable to Lessee, or any provision of Lessee's Certificate of Incorporation or Bylaws, or (b) result in any breach or constitute a default under any agreement to which Lessee is a party, or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.


                                 MISCELLANEOUS
                                 -------------

     The following terms are specifically applicable to this Schedule:

     1.   The Cut-Off Date shall be May 1, 1996.

     2.   The Initial Term is 24 months.

     3.   The Basic Rent is $25,347.00 per month, payable in advance.

     4. Commencing on the Term Commencement Date and on the same date of each month thereafter during the Initial Term and any Renewal Term, Lessee shall pay the Basic Rent in immediately-available U.S. funds. In addition, on the Term Commencement Date, Lessee shall pay any accrued Interim Rent. For the purpose of this Schedule, the Interim Period shall be the period from each Progress Payment Date (as defined in Section 9) to the day prior to the Term Commencement Date.

     5.   The Equipment is to be located at 17922 Fitch Avenue, Irvine, CA.

     6. Lessee shall carry public liability insurance in the amount of $2,000,000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     7.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

     8. The Tax Benefits are depreciation and interest deductions. As its depreciation method, Lessor shall use a 200% declining balance method, switching to a straight-line method for the first taxable year for which the straight-line method with respect to the adjusted basis as of the beginning of such year yields a larger allowance, and assumes a recovery period of five years.

     9. Lessor may make payments ("Progress Payments") to Vendor provided (a) no Default, or an event with which the giving of notice, passage of time, or both, would constitute a Default, has occurred and is continuing, (b) Lessee delivers to Lessor five (5) business days prior to the date the Progress Payment is funded to Vendor ("Progress Payment Date") a written instruction to pay Vendor in the form of Exhibit B ("Vendor Payment Notice"), (c) Lessee delivers to Lessor all executed documents described in the Documents section of this Schedule, and (d) on or before April 30, 1996, Lessee delivers to Lessor a Certificate of Acceptance for all Equipment under the Lease. Such Equipment shall be deemed fully and finally accepted for all purposes under the Lease and the Lease shall commence for such Equipment. If Lessee has not delivered the Certificate of Acceptance on or before April 30, 1996, then Lessor shall be entitled to (w) terminate this Lease, (x) re-assign to Lessee without recourse or warranty all of Lessor's rights and obligations with respect to the Equipment and any equipment purchase agreement between Lessee and Vendor, (y) immediately collect from Lessee the sum of the Deposit plus interest on the Deposit from the date the Deposit was paid at the rate of one and a half percent (1.5%) per month, and (z) collect from Lessee any reasonable out-of-pocket expenses incurred in connection with the Equipment or purchase thereof.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be executed by their duly authorized representatives on the dates indicated below.


CO-LESSEE:                                    LESSOR:
INTERPLAY PRODUCTIONS,INC., JOINTLY           GENERAL ELECTRIC CAPITAL COMPUTER
AND SEVERALLY LIABLE AS CO-LESSEE             LEASING CORPORATION


By: /s/ Chuck Camps                           By: /s/ Wendy Sievert
   --------------------------------------       ------------------------------
Name: CHUCK CAMPS                             Name: WENDY SIEVERT
     ------------------------------------          ----------------------------
Title: CFO                                    Title: Regional Operations Manager
      -----------------------------------           ---------------------------
Date: 4-4-91                                  Date: 7/31/96
     ------------------------------------          ----------------------------

CO-LESSEE:
ENGAGE GAMES ONLINE, JOINTLY AND
SEVERALLY LIABLE AS CO-LESSEE


By: /s/ Grey McKenzie
   --------------------------------------
Name: GREY MCKENZIE
     ------------------------------------
Title: CFO
      -----------------------------------
Date: 4/30/96
     ------------------------------------

                                    ANNEX A
                                      to
                              EQUIPMENT SCHEDULE 5


                        Table of Stipulated Loss Values
                        -------------------------------


     The Rent payments numbered below commence with the Term Commencement Date and coincide with the Rent payment dates through the end of the Initial Term. This table extends beyond the Initial Term in a similar manner to provide for renewals and extensions beyond the Initial Term. Stipulated Loss Values are determined by multiplying the percentage stated opposite the Rent payment corresponding to the Rent payment date next following a Casualty or other event requiring payment of the Casualty Value by the Unit Cost as stated in the applicable Schedule.

     Rent                                Rent
    Payment           Percent          Payment             Percent
    -------           -------          -------             -------

       1              112.00%             19               69.83%
       2              109.66%             20               67.49%
       3              107.31%             21               65.14%
       4              104.97%             22               62.80%
       5              102.63%             23               60.46%
       6              100.29%             24               58.11%
       7               97.94%             25               55.77%
       8               95.60%             26               53.43%
       9               93.26%             27               51.09%
       10              90.91%             28               48.74%
       11              88.57%             29               46.40%
       12              86.23%             30               44.06%
       13              83.89%             31               41.71%
       14              81.54%             32               39.37%
       15              79.20%             33               37.03%
       16              76.86%             34               34.69%
       17              74.51%             35               32.34%
       18              72.17%             36               30.00%

                                   UPGRADE 1
                                      TO
                             EQUIPMENT SCHEDULE 5

     GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and INTERPLAY PRODUCTIONS ("INTERPLAY") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994, as amended (collectively, the "Lease"). This Schedule is a lease between Lessor and INTERPLAY PRODUCTIONS AND ENGAGE GAMES ONLINE, jointly and severally liable as Co-Lessees (collectively and individually as "Lessee") ("I and E"), with I and E substituted for Interplay as Lessee in the Agreement. This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule (the "Lease"). All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

                                        EQUIPMENT
                                        ---------

GROUP A1: HARDWARE - NEW EQUIPMENT
                                       Type/Model of                        Unit          Extended
                                                                            ----
Manufacturer        Serial No.         New Equipment            Qty         Cost            Cost
------------        ----------         -------------            ---         ----         ----------
     Sun               TBD                S5x1-110-32            2        $7,115.00      $14,230.00
                                        SPARCSTATION 5
                                      W/17" MONITOR & 2GB
                                          HARD DRIVE
     Sun                            X13M - 32MB MEMORY RAM       4          $600.00       $2,400.00
     Sun                           X6002A - 5" Floppy Drive      2          $108.00         $216.00

                                      GROUP A1 SUB-TOTAL                                 $16,846.00

GROUP A2: HARDWARE - USED EQUIPMENT
                                       Type/Model of                        Unit          Extended
                                                                            ----
Manufacturer        Serial No.         Used Equipment           Qty         Cost            Cost
------------        ----------         -------------            ---         ----         ----------
     Sun               TBD                S5x1-110-32            1        $7,115.00       $7,115.00
                                        SPARCSTATION 5
                                      W/17" MONITOR & 2GB
                                          HARD DRIVE
     Sun                            X13M - 32MB MEMORY RAM       2          $600.00       $1,200.00
     Sun                           X6002A - 5" Floppy Drive      1          $108.00         $108.00

                                      GROUP A2 SUB-TOTAL                                  $8,423.00

GROUP B: SOFTWARE
                                       Type/Model of                        Unit          Extended
                                                                            ----
Manufacturer        Serial No.            Software              Qty         Cost            Cost
------------        ----------         -------------            ---         ----         ----------
     Sun                              VWSCPL - 2.1-P            3         $2,800         $8,400.00
                                    VISUAL C++ WORKSHOP

                                     GROUP B SUB- TOTAL                                  $8,400.00

                                   GRAND TOTAL OF GROUP                                 $33,669.00
                                       A & GROUP B

                                AMENDMENT NO.2
                            TO EQUIPMENT SCHEDULE 5

     This Amendment No. 2 is made as of June 3, 1996, by and between GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and INTERPLAY
                                                ------
PRODUCTIONS AND ENGAGE GAMES ONLINE, jointly and severally liable as Co-Lessees (collectively and individually as "Lessee"). Lessor and Lessee are parties to Equipment Schedule 5, as amended, to Master Equipment Lease Agreement dated December 14, 1994, as amended (collectively, the "Lease"). The parties hereby
                                                  -----
amend the Lease as set forth herein.

     1.   Equipment Section is hereby deleted and replaced with the following:

"Equipment as more fully described on Exhibit A and Exhibit B attached hereto and made a part hereof. The Equipment cost shall have an aggregate price not to exceed $852,153.00."

     2. Miscellaneous Section 1 is hereby deleted and replaced with the following:

     "1.  The Cut-off Date shall be June 1, 1996."

     3. Miscellaneous Section 3 is hereby deleted and replaced with the following:

     "3.  The Basic Rent is $32,965.00 per month, payable in advance."

     4. Lessee shall execute a Certificate of Acceptance for the Equipment described on Exhibit B.

     Except as specifically modified herein, all other terms and conditions of the Lease shall remain unchanged.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date last written above.


CO-LESSEE:                              LESSOR:
INTERPLAY PRODUCTIONS, JOINTLY AND      GENERAL ELECTRIC CAPITAL COMPUTER
SEVERALLY LIABLE AS CO-LESSEE           LEASING CORPORATION


By: /s/ Chuck Camps                     By: /s/ Wendy Sievert
   --------------------------------        ----------------------------------
   Name:  CHUCK CAMPS                      Name:  WENDY SIEVERT
   Title: CFO                              Title: REGIONAL OPERATIONS MANAGER


CO-LESSEE:
ENGAGE GAMES ONLINE JOINTLY AND SEVERALLY
LIABLE AS CO-LESSEE

By: /s/ Gary McKenzie
   --------------------------------
   Name: GARY MCKENZIE
   Title: EVP, CFO

                             EQUIPMENT SCHEDULE 6

          GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and Interplay Productions, Inc. ("Interplay") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994 (the "Agreement"). This
     Schedule is a lease between Lessor and INTERPLAY PRODUCTIONS, INC. AND ENGAGE GAMES ONLINE, jointly and severally liable as Co-Lessees (collectively and individually as "Lessee") ("I and E"), with I and E substituted for Interplay as Lessee in the Agreement. This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule (the "Lease"). All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

                                   EQUIPMENT
                                   ---------
     GROUP A: HARDWARE

                                 Type/Model of                                    Unit           Extended
Manufacturer                      New Equipment                        Qty        Cost             Cost
-----------                      -------------                         ---        ----           --------
   Cisco            Cisco 7513 13 Slot, 2 CyBus, 1 RSP2, 1A             1      $21,675.00        $21,675.00
   Cisco              Cisco 7513 Power Supply Spare, AC, US             1       $6,000.00         $6,000.00
   Cisco            Cisco 7507/7513 Route Switch Processor S            1      $11,250.00        $11,250.00
   Cisco            Cisco 7507 7-Slot, 2CyBus, 1 RSP2, 1 AC             2      $14,925.00        $29,850.00
   Cisco              RSP Flash Credit Card: 16MB Option                2         $900.00         $1,800.00
   Cisco            Ciso 7507 Dual AC power Supply Option               2       $6,000.00        $12,000.00
   Cisco                8 Port Serial Interface Processor               3      $12,000.00        $36,000.00
   Cisco            Catalyst 5000 (Chassis, Supervisor Engin            3       $8,996.00        $26,988.00
   Cisco             Catalyst 5000 Redundant Power Supply               3       $1,496.00         $4,488.00
   Cisco             Catalyst 1700 25 port 10 BaseT, 2 100 Base         4       $2,996.00        $11,984.00
   Cisco              2-Port Fast Ethernet Interface Processor          6      $10,500.00        $63,000.00
   Cisco              Catalyst 500 Fast Ethernet Switching Mo           6       $7,496.00        $44,976.00

GROUP B: SOFTWARE AND SERVICES

                                 Type/Model of                                    Unit           Extended
Manufactuer                      New Equipment                         Qty        Cost
-----------                      -------------                         ---        ----           --------
   Cisco                Cisco 7513 SMARTnet Maintenance                 1         $5.900.00       $5,900.00
   Cisco                Cisco 7507 SMARTnet Maintenance                 2         $5,300.00      $10,600.00
   Cisco            Cisco Catalyst 5001 SMARTnet Maintenance            3         $3,500.00      $10,500.00
   Cisco             Cisco Works Switched Internetwork, SunNet          1         $5,996.00       $5,996.00
   Cisco            Cisco 7500 Series IOS IP/IPX and IBM Base           1         $3,750.00       $3,750.00
   cisco               Cisco 7500 Series IOS IP Only Feature            2         $1,650.00       $3,300.00
                                                                                                -----------
                                 GRAND TOTAL                                                    $310,057.00


                                   DOCUMENTS
                                   ---------

     Lessee shall provide the following documents prior to the Lease Commencement Date:

     1.   Executed Equipment Schedule 6
     2.   Executed UCC - 1 Financing Statement(s)

     3.   Insurance Documentation
     4.   Executed Purchase Order Assignment and Consent

                        WARRANTIES AND REPRESENTATIONS
                        ------------------------------

     Lessee hereby represents, warrants and covenants to Lessor that:

     1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease (the Lease, purchased documents and other documents collectively referred to as the "Documents"), and is qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a tax exempt corporation.

     2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal, and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

     3. No approval, consent or withholding of objections is required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment, order, law or regulation applicable to Lessee, or any provision of Lessee's Certificate of Incorporation or Bylaws, or (b) result in any breach or, constitute a default under any agreement to which Lessee is a party, or result in the creation of, any lien, charge, security interest or other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.

                                 MISCELLANEOUS
                                 -------------

     The following terms are specifically applicable to this Schedule:

     1.   The Cut-off Date shall be May 1, 1996.

     2.   The Initial Term is 36 months.

     3.   The Basic Rent is $9,200.00 per month, payable in advance.

     4. Commencing on the Term Commencement Date and on the same date of each month thereafter during the Initial Term and any Renewal Term, Lessee shall pay the Basic Rent in immediately-available U.S. funds. In addition, on the Term Commencement Date, Lessee shall pay any accrued Interim Rent. For the purpose of this Schedule, the Interim Period shall be the period from each Progress Payment Date (as defined in Section 10) to the day prior to the Term Commencement Date.

     5.   The Equipment is to be located at 17922 Fitch Avenue, Irvine, CA.

     6. Lessee shall carry public liability insurance in the amount of $2,000,000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     7.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

     8. The Tax Benefits are depreciation and interest deductions. As its depreciation method. Lessor shall use a 200% declining balance method, switching to a straight-line method for the first taxable year for which the straight-line method with respect to the adjusted basis as of the beginning of such year yields a larger allowance, and assumes a recovery period of five years.

     9.   Software and Services.  In the Equipment description above, some items
          ---------------------
are software (the "Software"). Lessor makes no representation or warranty
                   --------
relating to the Software, including without limitation any warranty of title, patent, infringement, quiet enjoyment, description or fitness for use with respect thereto, it being understood that Lessor does not lease or license the Software to Lessee. On behalf of Lessee, Lessor shall pay Vendor $13,046.00 as the license fee for the Software. Upon the occurrence of a Default, in addition to the remedies specified in Article VI of the Agreement, Lessor shall be entitled to direct Lessee to cease further use of the Software. Lessee hereby agrees to immediately cease use of the Software upon receipt of such a direction from Lessor. Lessee further agrees that the detriment which Lessor will suffer as a result of a breach by Lessee of the obligation contained in the foregoing sentence cannot be adequately compensated by monetary damages, and therefore Lessor shall be entitled to injunctive and other equitable relief to enforce this provision. Additionally, in the Equipment description above, some items are consulting, installation, training and/or custom programming services or other services ("Services") which Vendor will perform for the benefit of Lessee.
           --------
Lessor shall pay Vendor $27,000.00 for the performance of such Services. Lessee's obligation under Section 7.2 of the Agreement to pay Rent shall not be affected by any inadequacy of the Software or the Services, by the bankruptcy of the licensor of the Software or Vendor, by the failure of licensor of the Software to support the Software, or the like. In the event of a Casualty of the items of Equipment which are hardware, in addition to the payment from Lessee to Lessor of the Stipulated Loss Value of such Equipment, at Lessor's option Lessee shall (a) pay Lessor the present value of all Rent allocable to Software and Services, or (b) continue the Lease and pay the Rent allocable to Software and Services on a monthly basis until the end of the Initial Term.

     10. Lessor may make payments ("Progress Payments") to Vendor provided (a) no Default, or an event with which the giving of notice, passage of time, or both, would constitute a Default, has occurred and is continuing, (b) Lessee delivers to Lessor five (5) business days prior to the date the Progress Payment is funded to Vendor ("Progress Payment Date") a written instruction to pay Vendor in the form of Exhibit B ("Vendor Payment Notice"), (c) Lessee delivers to Lessor all executed documents described in the Documents section of this Schedule, and (d) on or before April 30, 1996. Lessee delivers to Lessor a Certificate of Acceptance for all Equipment under the Lease. Such Equipment shall be deemed fully and finally accepted for all purposes under the Lease and the Lease shall commence for such Equipment. If Lessee has not delivered the Certificate of Acceptance on or before April 30, 1996, then Lessor shall be entitled to (w) terminate this Lease, (x) re-assign to Lessee without recourse or warranty all of Lessor's rights and obligations with respect to the Equipment and any equipment purchase agreement between Lessee and Vendor, (y) immediately collect from Lessee the sum of the Deposit plus interest on the Deposit from the date the Deposit was paid at the rate of one and a half percent (1.5%) per month, and (z) collect from Lessee any reasonable out-of-pocket expenses incurred in connection with the Equipment or purchase thereof.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be executed by their duly authorized representatives on the dates indicated below.

CO-LESSEE:                                   LESSOR:
INTERPLAY PRODUCTIONS, INC., JOINTLY AND     GENERAL ELECTRIC CAPITAL COMPUTER
SEVERALLY LIABLE AS CO-LESSEE                LEASING CORPORATION

By:  /s/ Chuck Camps                         By:    /s/ Mike McFadden
   ---------------------------------               -----------------------------
Name: CHUCK CAMPS                            Name:  MIKE McFADDEN
     -------------------------------               -----------------------------
Title: CFO                                   Title: REGIONAL OPERATIONS MANAGER
       -----------------------------               -----------------------------
Date: 4-4-96                                 Date:  6/18/96
     -------------------------------               -----------------------------

CO-LESSEE:
ENGAGE GAMES ONLINE, JOINTLY
AND SEVERALLY LIABLE AS CO-LESSEE


BY: /s/ Gary McKenzie
   ----------------------------------
Name:  GARY McKENZIE
     --------------------------------
Title: CFO
      -------------------------------
Date: 4/30/96
     --------------------------------

                       UPGRADE 1 TO EQUIPMENT SCHEDULE 6


     GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and INTERPLAY PRODUCTIONS ("INTERPLAY") are parties to a Master Equipment Lease Agreement dated as of December 14. 1994, as amended (collectively the "Lease"). This Schedule is a lease between Lessor and INTERPLAY PRODUCTIONS AND ENGAGE GAMES ONLINE jointly and severally liable as Co-Lessees (collectively and individually as ("Lessee")) ("I and E"). with I and E substituted for Interplay as Lessee in the Agreement. This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule (the "Lease"). All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

                                   EQUIPMENT
                                   ---------

                            Type/Model of                            Unit         Extended
Manufacturer                New Equipment               Qty          Cost           Cost
------------                -------------               ---          ----         --------
  Cisco           High Speed Serial Router Blades        3         $ 7,000.00    $21,000.00
  Cisco                      HSSI Cables                 3         $    75.00    $   225.00
  Cisco                     HSSI Adaptors                3         $    75.00    $   225.00
  Cisco        6-Port 1O Base T Router Blade (CX-E1P6)   1         $12,000.00    $12,000.00
  Cisco           Credit on 8 Port Serial I/F Proc       2        ($12,000.00)  ($24,000.00)
                             GRAND TOTAL                                         $  9450.00

                                   DOCUMENTS
                                   ---------

          Lessee shall provide the following documents prior to the Lease Commencement Date:

          1. Executed Upgrade 1 to Equipment Schedule 6
          2. Executed UCC-1 Financing Statement
          3. Insurance Documentation

                        WARRANTIES AND REPRESENTATIONS
                        ------------------------------

          Lessee hereby represents, warrants and covenants to Lessor that:

          1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease (the Lease, purchase documents and other documents collectively referred to as the "Documents"), and is qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a tax exempt corporation.

          2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal, and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

Interplay Productions and Engage Games Online  -1-

     3. No approval, consent or withholding of objections is required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment, order, law or regulation applicable to Lessee, or any provision of Lessee's Certificate of Incorporation or Bylaws, or (b) result in any breach or, constitute a default under any agreement to which Lessee is a party, or result in the creation of, any lien, charge, security interest or other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.


                                 MISCELLANEOUS
                                 -------------

     The following terms are specifically applicable to this Schedule:

     1. Notwithstanding anything to the contrary in the Agreement, the Term Commencement Date shall be August 1, 1996.

     2.   The Initial Term is 35 months.

     3.   The Basic Rent is $315.00 per month, payable in advance.

     4. Commencing on the Term Commencement Date and on the same date of each month thereafter during the Initial Term and any Renewal Term, Lessee shall pay the Basic Rent in immediately-available U.S. funds. In addition, on the Term Commencement Date, Lessee shall pay any accrued Interim Rent.

     5.   The Equipment is to be located at 17922 Fitch Avenue, Irvine, CA.
92714.

     6. Lessee shall carry public liability insurance in the amount of $2,000,000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     7.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

     8. Lessee hereby assigns to Lessor all of its rights under any purchase order or agreement (the "Purchase Document") issued or executed by Lessee with respect to the Equipment. Lessor assumes the obligation to pay the purchase price under such Purchase Document, provided Lessee accepts the Equipment for all purposes under the Lease. Lessee retains all other obligations under the Purchase Document.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be executed by their duly authorized representatives on the dates indicated below.

CO-LESSEE:                                   LESSOR:
INTERPLAY PRODUCTIONS JOINTLY AND            GENERAL ELECTRIC CAPITAL COMPUTER
SEVERALLY LIABLE AS CO-LESSEE                LEASING CORPORATION


BY:  [SIGNATURE ILLEGIBLE]                   By:  /s/ Mike McFadden
    --------------------------------             -------------------------------

Name:  [SIGNATURE ILLEGIBLE]                 Name:  MIKE MCFADDEN
      ------------------------------               -----------------------------

Title:   CFO                                 Title:  Regional Operations Manager
      ------------------------------                ----------------------------

Date:   7-19-96                              Date:     7-29-96
      ------------------------------               -----------------------------

CO-LESSEE:
ENGAGE GAMES ONLINE, JOINTLY AND
SEVERALLY LIABLE AS CO-LESSEE


By: /s/ GARY MCKENZIE
   --------------------------------

Name:  GARY MCKENZIE
     ------------------------------

Title:   CFO
      -----------------------------

Date:   7/11/96
     ------------------------------

Interplay Productions and Engage Games Online  -3-

                             EQUIPMENT SCHEDULE 7

     GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and Interplay Productions, Inc, ("Interplay") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994 (the "Agreement"). This Schedule is a lease between Lessor and INTERPLAY PRODUCTIONS, INC. AND ENGAGE GAMES ONLINE, jointly and severally liable as Co-Lessees (collectively and individually as "Lessee") ("I and E"), with I and E substituted for Interplay as Lessee in the Agreement. This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule (the "Lease"). All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

                                   EQUIPMENT
                                   ---------

                         Type/Model of                            Unit Retail          Extended
Manufacturer             New Equipment                 Qty           Value            Retail Value
------------             -------------                 ---           -----            ------------
    SGI        Indy Modeler, 180 Mhz R5000SC, XGE,      3          $17,000.00          $51,000.00
              32MB, 4GB System Disk, 1280X1024, 20"
            Monitor, Indycam includes NFS,  180MB swap
            space, IRIS Annotator Insignia Softwindows,
                 IRIS Impressario, Webspace Author

                                   DOCUMENTS
                                   ---------

          Lessee shall provide the following documents prior to the Lease Commencement Date.

     1. Executed Equipment Schedule 7
     2. Executed UCC-1 Financing Statement
     3. Insurance Documentation

                        WARRANTIES AND REPRESENTATIONS
                        ------------------------------

     Lessee hereby represents, warrants and covenants to Lessor that:

     1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease (the Lease, purchase documents and other documents collectively referred to as the "Documents"), and is qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a tax exempt corporation.

     2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal, and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

     3. No approval, consent or withholding of objections is required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment, order, law or regulation applicable to Lessee, or any provision of Lessee's Certificate of Incorporation or Bylaws, or (b) result in any breach or, constitute a default under any agreement to which Lessee is a party, or result in the creation of, any lien, charge, security interest or other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.


                                 MISCELLANEOUS
                                 -------------

     The following terms are specifically applicable to this Schedule:

     1. Notwithstanding anything to the contrary in the Agreement, the Term Commencement Date shall be June 1, 1996.

     2.   The Initial Term is 36 months.

     3.   The Basic Rent is $1,462.50 per month, payable in advance.

     4. Commencing on the Term Commencement Date and on the same date of each month thereafter during the Initial Term and any Renewal Term, Lessee shall pay the Basic Rent in immediately-available U.S. funds. In addition, on the Term Commencement Date, Lessee shall pay any accrued Interim Rent.

     5.   The Equipment is to be located at 17922 Fitch Avenue, Irvine, CA.
92714.

     6. Lessee shall carry public liability insurance in the amount of $2,000,000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     7.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

      8. The Tax Benefits are depreciation and interest deductions. As its depreciation method, Lessor shall use a 200% declining balance method, switching to a straight-line method for the first taxable year for which the straight-line method with respect to the adjusted basis as of the beginning of such year yields a larger allowance, and assumes a recovery period of five years.

     In witness whereof, Lessor and Lessee have caused this Schedule to be executed by their duly authorized representatives on the dates indicated below.

CO-LESSEE:                                   LESSOR:
INTERPLAY PRODUCTIONS, INC., JOINTLY         GENERAL ELECTRIC CAPITAL COMPUTER
AND SEVERALLY LIABLE AS CO-LESSEE            LEASING CORPORATION

By: /s/ CHUCK CAMPS                          By: /s/ MIKE McFADDEN
  --------------------------------------        --------------------------------
Name: Chuck Camps                            Name: Mike McFadden
    ------------------------------------          ------------------------------
Title: CFO                                   Title: Regional Operations Manager
     -----------------------------------           -----------------------------
Date: 5-13-96                                Date: 6/26/96
    ------------------------------------           -----------------------------

CO-LESSEE:
ENGAGE GAMES ONLINE, JOINTLY
AND SEVERALLY LIABLE AS CO-LESSEE

By: /s/ GARY McKENZIE
  --------------------------------------
Name: Gary McKenzie
     -----------------------------------
Title: CFO
      ----------------------------------
Date:
      ----------------------------------

                                    ANNEX A
                                      to
                             EQUIPMENT SCHEDULE 7


                        Table of Stipulated Loss Values
                        -------------------------------


     The Rent payments numbered below commence with the Term Commencement Date and coincide with the Rent payment dates through the end of the Initial Term. This table extends beyond the Initial Term in a similar manner to provide for renewals and extensions beyond the Initial Term. Stipulated Loss Values are determined by multiplying the percentage stated opposite the Rent payment corresponding to the Rent payment date next following a Casualty or other event requiring payment of the Casualty Value by the Unit Retail Value as stated in the applicable Schedule.

     Rent                         Rent
     Payment        Percent       Payment       Percent
     -------        -------       -------       -------
       1            112.00%         19           69.83%
       2            109.66%         20           67.49%
       3            107.31%         21           65.14%
       4            104.97%         22           62.80%
       5            102.63%         23           60.46%
       6            100.29%         24           58.11%
       7             97.94%         25           55.77%
       8             95.60%         26           53.43%
       9             93.26%         27           51.09%
       10            90.91%         28           48.74%
       11            88.57%         29           46.40%
       12            86.23%         30           44.06%
       13            83.89%         31           41.71%
       14            81.54%         32           39.37%
       15            79.20%         33           37.03%
       16            76.86%         34           34.69%
       17            74.51%         35           32.34%
       18            72.17%         36           30.00%

                             EQUIPMENT SCHEDULE 8

     GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and INTERPLAY PRODUCTIONS ("INTERPLAY") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994, as amended (collectively, the "Lease"). This Schedule is a lease between Lessor and INTERPLAY PRODUCTIONS AND ENGAGE GAMES ONLINE, jointly and severally liable as Co-Lessees (collectively and individually as "Lessee")) ("I and E"), with I and E substituted for Interplay as Lessee in the Agreement. This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule (the "Lease"). All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.

                                   EQUIPMENT
                                   ---------

                             Type/Model of                                           Extended
Manufacturer                 New Equipment                              Qty            Cost
------------                 -------------                              ---       -------------
  Nortel              Option IIE Phone System and 6 Port Meridian Mail   1        $ 86,373.60
                                   See attached Exhibit A

                                   DOCUMENTS
                                   ---------

     Lessee shall provide the following documents prior to the Lease Commencement Date:

     1.   Executed Equipment Schedule 8
     2.   Executed UCC-1 Financing Statement
     3.   Insurance Documentation

                        WARRANTIES AND REPRESENTATIONS
                        ------------------------------

     Lessee hereby represents, warrants and covenants to Lessor that:

     1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease
(the Lease, purchase documents and other documents collectively referred to as the "Documents"), and is qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a tax exempt corporation.

     2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal, and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bunkruptcy and insolvency laws.

     3. No approval, consent or withholding of objections is required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment, order, law or regulation applicable to Lessee, or any provision of Lessee's Certificate of Incorporation or


(Interplay Productions and Engage Games Online)  -1-

Bylaws, or (b) result in any breach or, constitute a default under any agreement to which Lessee is a party, or result in the creation of, any lien, charge, security interest or other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.

                                 MISCELLANEOUS
                                 -------------

     The following terms are specifically applicable to this Schedule:

     1. Notwithstanding anything to the contrary in the Agreement, the Lease Commencement Date shall be on or before August 1, 1996 and the Term Commencement Date shall be September 1, 1996.

     2.   The Initial Term is 48 months.

     3.   The Basic Rent is $1,951.00 per month, payable in advance.

     4. Commencing on the Term Commencement Date and on the same date of each month thereafter during the Initial Term and any Renewal Term, Lessee shall pay the Basic Rent in immediately-available U.S. funds. In addition, on the Term Commencement Date, Lessee shall pay any accrued Interim Rent.

     5.   The Equipment is to be located at 17922 Fitch Avenue, Irvine, CA
92714.

     6. Lessee shall carry public liability insurance in the amount of $2,000,000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     7.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

     8. The Tax Benefits are depreciation and interest deductions. As its depreciation method, Lessor shall use a 200% declining balance method, switching to a straight-line method for the first taxable year for which the straight-line method with respect to the adjusted basis as of the beginning of such year yields a larger allowance, and assumes a recovery period of five years.

     9. Lessee hereby assigns to Lessor all of its rights under any purchase order or agreement (the "Purchase Document") issued or executed by Lessee with respect to the Equipment. Lessor assumes the obligation to pay the purchase price under such Purchase Document, provided Lessee accepts the Equipment for all purposes under the Lease. Lessee retains all other obligations under the Purchase Document.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be executed by their duly authorized representatives on the dates indicated below.

CO-LESSEE:                                    LESSOR:
INTERPLAY PRODUCTIONS, JOINTLY AND            GENERAL ELECTRIC CAPITAL COMPUTER
SEVERALLY LIABLE AS CO-LESSEE                 LEASING CORPORATION

By: /s/ Chuck Camps                           By:_______________________________
  ---------------------------------------
Name: Chuck Camps                             Name:_____________________________
     ------------------------------------
Title: CFO                                    Title:____________________________
      -----------------------------------
Date: 8-25-96                                 Date: ____________________________
     ------------------------------------

CO-LESSEE:
ENGAGE GAMES ONLINE, JOINTLY AND
SEVERALLY LIABLE AS CO-LESSEE

BY: /s/ Gary McKenzie
   --------------------------------------
Name: Gary McKenzie
     ------------------------------------
Title: CFO
     ------------------------------------
Date: 8/15/96
      -----------------------------------

                                    ANNEX A
                                      to
                             EQUIPMENT SCHEDULE 8


                        Table of Stipulated Loss Values
                        -------------------------------


     The Rent payments numbered below commence with the Term Commencement Date and coincide with the Rent payment dates through the end of the Initial Term. This table extends beyond the Initial Term in a similar manner to provide for renewals and extensions beyond the Initial Term. Stipulated Loss Values are determined by multiplying the percentage stated opposite the Rent payment corresponding to the Rent payment date next following a Casualty or other event requiring payment of the Casualty Value by the Extended Cost as stated in the applicable Schedule.

       Rent                          Rent
     Payment        Percent        Payment        Percent
     -------        -------        -------        -------
        1           112.00%           25           72.68%
        2           110.36%           26           71.04%
        3           108.72%           27           69.40%
        4           107.09%           28           67.77%
        5           105.45%           29           66.13%
        6           103.81%           30           64.49%
        7           102.17%           31           62.85%
        8           100.53%           32           61.21%
        9            98.89%           33           59.57%
        10           97.26%           34           57.94%
        11           95.62%           35           56.30%
        12           93.98%           36           54.66%
        13           92.34%           37           53.02%
        14           90.70%           38           51.38%
        15           89.06%           39           49.74%
        16           87.43%           40           48.11%
        17           85.79%           41           46.47%
        18           84.15%           42           44.83%
        19           82.51%           43           43.19%
        20           80.87%           44           41.55%
        21           79.23%           45           39.91%
        22           77.60%           46           38.28%
        23           75.96%           47           36.64%
        24           74.32%           48           35.00%

                                   EXHIBIT B

                                                 Type/Model of
                  Manufacturer                   New Equipment                                    Qty
                  ------------                   -------------                                    ---
                     Nortel          Option 11E Phone System and 6 Port Meridian Mail             1
                     Nortel            M2008HF Standard Business w/Display                        21
                     Nortel            M2616 Performance Plu Tel w/Display                        21
                     Nortel                  DTI/PRI Package                                      1
                     Nortel            Verilink ESF/CSU W/20' Power Cable                         2
                     Nortel              Analog Message Waiting Line Card                         3
                     Nortel                 Universal Trunk Card                                  2
                     Nortel                 Clock Controller Card                                 1
                     Nortel                 Power Connector Kit                                   1
                     Nortel               Cook 4 Channel Announcer                                1
                     Nortel                   AC Converter                                        1
                     Nortel                 Digitial Line Card                                    1
                     Nortel               C25 Voice Processor Card                                2
                     Nortel            Meridian Mail Card Option 2-6 Ports                        1
                     Nortel              Meridan Mail Voice User Guide                            2
                     Nortel           Option 11E First Expansion Cabinet Package                  1
                     Nortel             Pre-Printed Feature Key Cap Package                       42
                     Nortel           Meridian Modular Telephone User Guide                       2
                     Nortel              Power Failure Transer Unit                               1
                     Nortel             Mat Administration Module                                 1
                     Nortel           Mat Single Site Common Services                             1
                     Nortel               25 Pair F/M 75' Cable                                   10
                     Nortel                 25' Mount Cords                                       42
                     Nortel                    Quad-Jacks                                         20
                     Nortel                    Face-Plates                                        20
                     Nortel                Wire Management Panel                                  8
                     Nortel                    Add'l Labor                                        1
                     Nortel                 Quad-jack Outlet                                      20
                     Nortel                    M2008HF                                            6
                     Nortel                      M2616                                            6
                     Nortel                    M2008HF                                            10
                     Nortel                    CSU/DSU                                            1
                     Nortel                    CSU/DSU                                            1

                                AMENDMENT NO. 1
                            TO EQUIPMENT SCHEDULE 8

     This Amendment No. 1 is made as of December 30, 1996, by and between GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor) and INTERPLAY
                                                        --------
PRODUCTIONS ("Lessee"). Lessor and Lessee are parties to Equipment Schedule 8 to
              ------
Master Equipment Lease Agreement dated December 14, 1994 (collectively, the "Lease"). The parties hereby amend the Lease as set forth herein.
 -----

     1.   EQUIPMENT SECTION Delete "$86,373.60" and replace with "$103,239.60."

     2.   RENT SECTION is deleted and replaced with the following:

     " The Basic Rent is $2,502.68 per month, payable in advance."

     Except as specifically modified herein, all other terms and conditions of the Lease shall remain unchanged.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date first above written.

LESSEE:                                  LESSOR:
CO-LESSEE:                               GENERAL ELECTRIC CAPITAL COMPUTER
Interplay Productions jointly and        LEASING CORPORATION
severally liable as Co-Lessee

By: /s/ Chuck Camps                      By: /s/ Dennis P. Baldwin
    ---------------------------------        --------------------------------
    Name: CHUCK CAMPS                        Name: DENNIS P. BALDWIN
    Title: CFO                               Title: Senior Account Specialist

LESSEE:
CO-LESSEE:
GAMES ONLINE, INC., JOINTLY AND SEVERALLY LIABLE
AS CO-LESSEE


By: /s/ Gary McKenzie
    ----------------------------------
    Name:  GARY McKENZIE
    TITLE:

     Prior to complete execution of Equipment Schedule 8, as amended, the parties agreed instead to execute Equipment Schedule 9, which follows.

                             EQUIPMENT SCHEDULE 9

GENERAL ELECTRIC CAPITAL COMPUTER LEASING CORPORATION ("Lessor") and INTERPLAY PRODUCTIONS, ("INTERPLAY") are parties to a Master Equipment Lease Agreement dated as of December 14, 1994, as amended (collectively, the "Lease"). This
Schedule is a lease between Lessor and INTERPLAY PRODUCTIONS AND ENGAGE GAMES ONLINE, jointly and severally liable as Co-Lessees (collectively and individually as ("Lessee")) ("I and E"), with I and E substituted for Interplay as Lessee in the Agreement. This Schedule and the Agreement together comprise a separate Lease between the parties. The terms and conditions of the Agreement are hereby incorporated by reference into this Schedule (the "Lease"). All initially-capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Agreement.


                                   EQUIPMENT
                                   ---------

GROUP A:

                            Type/Model of                              Extended
Manufacturer                New Equipment                      Qty       Cost
------------                -------------                      ---    ---------
  Nortel     Option 11E Phone System and 6 Port Meridian Mail   1    $103,239.60
                          (See Attached Exhibit 1)

GROUP B

                            Type/Model of                              Extended
Manufacturer                New Equipment                      Qty       Cost
------------                -------------                      ---    ---------
  Nortel                 Phone System Upgrades                  1     $37,350.00
                       (See Attached Exhibit 2)

                                   DOCUMENTS
                                   ---------

     Lessee shall provide the following prior to the Lease Commencement Date:

     1.  Executed Equipment Schedule 9
     2.  Executed UCC-1 Financing Statement
     4.  Insurance Documentation

                         WARRANTIES AND REPRESENTATIONS
                         ------------------------------

     Lessee hereby represents, warrants and covenants to Lessor that:

     1. Lessee is a corporation validly existing and in good standing under the laws of the state of its incorporation, with adequate power and capacity to enter into this Lease, documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with this Lease (the Lease, purchase documents and other documents collectively referred to as the "Documents"), and is qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is to be located. Lessee is not a public utility holding company or a tax exempt corporation.

     2. The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal, and binding agreements enforceable in accordance with their terms except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws

     3. No approval, consent or withholding of objections is required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents.

     4. The entry into and performance by Lessee of the Documents will not (a) violate any judgment, order, law or regulation applicable to Lessee, or any provison of Lessee's Certificate of Incorporation or Bylaws, or (b) result in any breach or, constitute a default under any agreement to which Lessee is a party, or result in the creation of, any lien, charge, security interest or other encumbrance upon any Equipment.

     5. There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting lessee which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     6. The Financial Statements delivered to Lessor have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of Lessee on and as of the date thereof and the results of its operations for the period or periods covered thereby. Since the date of such Financial Statements there has been no material adverse change that would affect the accuracy of such Financial Statements.

                                 MISCELLANEOUS
                                 -------------

     The following terms are specifically applicable to this Schedule:

     1.   The Term Commencement Date shall be May 1, 1997.

     2.   The Initial Term is 48 months.

     3. The Basic Rent for months 1 through 12 is $2,508.68.00 per month and for months 13 through 48 $4,200.00 per month, payable in advance.

     4. Commencing on the Term Commencement Date and on the same date of each month thereafter during the Initial Term and any Renewal Term, Lessee shall pay the Basic Rent in immediately- available U.S. funds. In addition, on the Term Commencement Date, Lessee shall pay any accrued Interim Rent.

     5.   The Equipment is to be located at 17922 Fitch Avenue, Irvine, CA
92714.

     6. Lessee shall carry public liability insurance in the amount of $2,000,000 total liability per occurrence and casualty and property damage insurance in an amount equal to the greater of the Casualty Value or full replacement cost of the Equipment.

     7.   The Stipulated Loss Values shall be as determined by the attached
Annex A.

     8. The Tax Benefits are depreciation and interest deductions. As its depreciation method. Lessor shall use a 200% declining balance method, switching to a straight-line method for the first taxable year for which the straight-line method with respect to the adjusted basis as of the beginning of such year yields a larger allowance and assumes a recovery period of five years.

     9. Lessee hereby assigns to Lessor all of its rights under any purchase order or agreement (the "Purchase Document") issued or executed by Lessee with respect to the Equipment. Lessor assumes the obligation to pay the purchase price under such Purchase Document, provided Lessee accepts the Equipment for all purposes under the Lease. Lessee retains all other obligations under the Purchase Document.

     10. The Equipment listed on Exhibit 1 to this Schedule is currently leased under Equipment Schedule 8 between the parties ("Early Renewal Lease"). Lessee has elected to early renew the Equipment identified on Exhibit 1 ("Early
Renewal Equipment"). Effective May 1, 1997, the terms and conditions of this Schedule shall supersede in all respects those on the Early Renewal Lease regarding the Early Renewal Equipment, except for those obligations that would ordinarily survive a Lease. Also, Lessee confirms to Lessor that the Early Renewal Equipment is installed, in service and accepted for the purposes of this Lease. The Equipment listed on Exhibit 2 to this Schedule is new Equipment which must be accepted by the Lessee no later that May 1, 1997.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be executd by their duly authorized representatives on the dates indicated below.

CO-LESSEE:                                     LESSOR:
INTERPLAY PRODUCTIONS, JOINTLY AND             GENERAL ELECTRIC CAPITAL COMPUTER
SEVERALLY LIABLE AS CO-LESSEE                  LEASING CORPORATION

By: /s/ Chuck Camps                            By: /s/ Laura Springer
   --------------------------------------         ------------------------------
Name: Chuck Camps                              Name: Laura Springer
     ------------------------------------           ----------------------------
Title: CFO                                     Title: Deal Team Manager
      -----------------------------------            ---------------------------
Date: ?/7/97                                   Date: 5-29-97
     ------------------------------------            ---------------------------

CO-LESSEE:
ENGAGE GAMES ONLINE, JOINTLY AND
SEVERALLY LIABLE AS CO-LESSEE

By: /s/ Gary McKenzie
    -------------------------------------
Name: Gary McKenzie
      -----------------------------------
Title: COO
      -----------------------------------
Date: 5/5/97
     ------------------------------------

                                   AMENDMENT
                                      TO
                       MASTER EQUIPMENT LEASE AGREEMENT
                                      AND
                   EQUIPMENT SCHEDULES 1, 2, 3, 4, 5, 6 & 7


     This Amendment to Master Equipment Lease Agreement and Equipment Schedules 1, 2, 3, 4, 5, 6 & 7 ("Amendment") is entered into as of May 22, 1996 by and among General Electric Capital Computer Leasing Corporation ("Lessor") and Interplay Productions ("Lessee"). The purpose of this Amendment is to amend the Master Equipment Lease Agreement dated as of December 14, 1994 (the "Lease Agreement") and Equipment Schedules 1, 2, 3, 4, 5, 6 & 7 to the Lease Agreement dated December 14, 1994 between the parties. Unless otherwise defined herein all initially-capitalized terms shall have the meanings given to them in the Lease Agreement. The Lease Agreement and Equipment Schedules 1, 2, 3, 4, 5, 6 & 7 are hereby amended as follows:

     The Lease Agreement and Equipment Schedules 1, 2, 3, 4, 5, 6 & 7 are hereby amended to correct Lessee's name to "Interplay Productions". For purposes of the Lease Agreement and Equipment Schedules 1, 2, 3, 4, 5, 6 & 7, all of Lessee's rights and obligations shall remain the same except that Lessee's correct corporate name is "Interplay Productions". All future Leases executed by Lessee shall reference such name.

     In Witness Whereof, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above-written.


LESSEE:                                  LESSOR:


Interplay Productions                    General Electric Capital Computer
                                         Leasing Corporation

By: /s/ Chuck Camps                      By: /s/ Mark L. Brandt
    --------------------------               ---------------------
    Name: Chuck Camps                        Name: Mark L. Brandt
    Title: CFO                               Title:

                                      -1-